UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2022

Date of reporting period: May 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.22

SEMI-ANNUAL REPORT

AB ALL CHINA EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All China Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 18, 2022

This report provides management’s discussion of fund performance for the AB All China Equity Portfolio for the semi-annual reporting period ended May 31, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2022 (unaudited)

	6 Months	12 Months

AB ALL CHINA EQUITY PORTFOLIO

Class A Shares	-17.80%	-30.23%

Advisor Class Shares[1]	-17.75%	-30.08%

MSCI China All Shares Index (net)	-19.42%	-31.22%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) China All Shares Index (net), for the six- and 12-month periods ended May 31, 2022.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. During both periods, the Fund’s health-care holdings contributed to performance, relative to the benchmark. Traditional Chinese medicine (TCM) companies held up well, as TCM has been widely used in mainland China to treat COVID-19. Real-estate holdings also contributed to performance due to hopes of further policy measures to support both the economy and the sluggish Chinese property market. However, several of the Fund’s renewable energy holdings, which gained from structural transformation earlier in the reporting periods, succumbed to profit-taking. Concerns such as energy restrictions for data-center operators and lingering effects of tight regulatory controls weighed on the Fund’s technology holdings.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Chinese equities slumped during both the six- and 12-month periods ended May 31, 2022. A confluence of negative factors—including new coronavirus outbreaks that prompted strict lockdowns in major cities and

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reinforced the government’s strict COVID-19 containment measures; lingering effects of regulatory crackdowns on technology platform companies; and the geopolitical implications of Russia’s war on Ukraine—hampered economic activity and undermined investor sentiment.

Despite the macroeconomic headwinds over the past year, the Fund has held up better than the broader market. The widespread sell-off has created opportunities for the Fund’s Senior Investment Management Team to identify attractive opportunities trading at compelling prices, particularly as Chinese companies continue to benefit from the ongoing global economic reopening and China’s structural reform.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the People’s Republic of China (“China”) (including Hong Kong). A company is considered to be economically tied to China if: (i) the company is domiciled or organized in China; (ii) the company has securities that are traded principally in China; or (iii) the company conducts a substantial part of its economic activities in China or is a US-listed entity established by a company conducting a substantial part of its economic activities in China, which has been structured to provide investors with exposure to the company. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange (“China A shares”) and shares of companies economically tied to China that trade in Hong Kong or outside of China.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser utilizes fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund is “non-diversified.”

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI China All Shares Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI China All Shares Index (net) captures large- and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g., American depositary receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging-market countries such as China may involve more risk than investments in developed countries because the markets in emerging-market countries are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; heavy dependence on exports,

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DISCLOSURES AND RISKS (continued)

which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and the continuing importance of the role of the Chinese government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease significantly. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the US economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-30.23%	-33.19%

Since Inception[1]	-1.13%	-2.23%

ADVISOR CLASS SHARES[2]

1 Year	-30.08%	-30.08%

Since Inception[1]	-0.89%	-0.89%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45% and 1.20% for Class A and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/25/2018.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-28.84%

Since Inception[1]	-0.75%

ADVISOR CLASS SHARES[2]

1 Year	-25.45%

Since Inception[1]	0.60%

1	Inception date: 7/25/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 12/1/2021	Ending Account Value 5/31/2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$822.00	$6.81	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$822.50	$5.68	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $158.8

1	All data are as of May 31, 2022. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Tencent Holdings Ltd.	$12,195,377	7.7%

Alibaba Group Holding Ltd.	6,494,653	4.1

Kweichow Moutai Co., Ltd. – Class A	4,679,859	3.0

Contemporary Amperex Technology Co., Ltd. – Class A	3,966,665	2.5

China Construction Bank Corp. – Class H	3,797,763	2.4

Industrial Bank Co., Ltd. – Class A	3,628,727	2.3

Li Ning Co., Ltd.	3,440,760	2.2

Tongcheng Travel Holdings Ltd.	3,248,569	2.0

Longfor Group Holdings Ltd.	3,224,582	2.0

Shanghai Putailai New Energy Technology Co., Ltd. – Class A	3,086,603	1.9

	$47,763,558	30.1%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.3%
Consumer Discretionary – 20.6%
Auto Components – 0.9%
Huayu Automotive Systems Co., Ltd. – Class A	450,100	$1,483,496

Automobiles – 2.0%
Dongfeng Motor Group Co., Ltd. – Class H	1,842,000	1,446,611
Great Wall Motor Co., Ltd. – Class H	1,007,000	1,809,921

		3,256,532

Hotels, Restaurants & Leisure – 4.4%
Jiumaojiu International Holdings Ltd.(a)(b)	1,177,000	2,758,798
Shenzhen Overseas Chinese Town Co., Ltd. – Class A	1,141,900	977,506
Tongcheng Travel Holdings Ltd.(c)	1,694,400	3,248,569

		6,984,873

Internet & Direct Marketing Retail – 7.1%
Alibaba Group Holding Ltd.(c)	540,760	6,494,653
JD.com, Inc. (ADR)	20,610	1,156,633
JD.com, Inc. – Class A	60,452	1,698,119
Meituan – Class B(b)(c)	80,200	1,881,902

		11,231,307

Specialty Retail – 1.7%
China Tourism Group Duty Free Corp., Ltd. – Class A	25,231	663,820
Zhongsheng Group Holdings Ltd.	279,500	1,982,184

		2,646,004

Textiles, Apparel & Luxury Goods – 4.5%
Bosideng International Holdings Ltd.(a)	1,954,000	1,039,839
Li Ning Co., Ltd.	441,000	3,440,760
Samsonite International SA(b)(c)	743,700	1,694,496
Shenzhou International Group Holdings Ltd.	65,300	896,493

		7,071,588

		32,673,800

Financials – 14.7%
Banks – 10.1%
Bank of Hangzhou Co., Ltd. – Class A	954,059	1,944,390
Bank of Nanjing Co., Ltd. – Class A	1,357,300	2,195,597
China Construction Bank Corp. – Class H	5,123,000	3,797,763
China Merchants Bank Co., Ltd. – Class H	379,500	2,400,328
Industrial Bank Co., Ltd. – Class A	1,235,100	3,628,727
Ping An Bank Co., Ltd. – Class A	975,773	2,063,273

		16,030,078

Capital Markets – 3.7%
CITIC Securities Co., Ltd. – Class A	593,010	1,753,461
GF Securities Co., Ltd. – Class H	1,281,400	1,692,670
Guotai Junan Securities Co., Ltd.(b)	1,863,120	2,408,664

		5,854,795

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 0.9%
Ping An Insurance Group Co., of China Ltd. – Class A	210,093	$1,387,522

		23,272,395

Communication Services – 11.4%
Entertainment – 2.7%
G-bits Network Technology Xiamen Co., Ltd. – Class A	31,300	1,513,234
NetEase, Inc.	137,500	2,875,664

		4,388,898

Interactive Media & Services – 7.7%
Tencent Holdings Ltd.	266,750	12,195,377

Media – 1.0%
Chinese Universe Publishing and Media Group Co., Ltd.	990,600	1,586,788

		18,171,063

Materials – 9.0%
Chemicals – 4.8%
Hengli Petrochemical Co., Ltd. – Class A	445,300	1,567,823
LB Group Co., Ltd. – Class A	374,100	1,061,259
Luxi Chemical Group Co., Ltd. – Class A	632,900	1,823,767
Shanghai Putailai New Energy Technology Co., Ltd. – Class A	160,650	3,086,603

		7,539,452

Construction Materials – 1.8%
Gansu Shangfeng Cement Co., Ltd. – Class A	879,360	2,050,078
Huaxin Cement Co., Ltd. – Class A	270,100	800,925

		2,851,003

Metals & Mining – 2.4%
Ganfeng Lithium Co., Ltd. – Class A	56,100	996,271
Shandong Nanshan Aluminum Co., Ltd. – Class A	1,311,500	693,970
Zijin Mining Group Co., Ltd. – Class A	1,464,950	2,192,079

		3,882,320

		14,272,775

Industrials – 7.7%
Electrical Equipment – 5.0%
Contemporary Amperex Technology Co., Ltd. – Class A	65,149	3,966,665
NARI Technology Co., Ltd. – Class A	545,580	2,791,286
Xinjiang Goldwind Science & Technology Co., Ltd.	590,844	1,089,841

		7,847,792

Machinery – 1.4%
Wuxi Lead Intelligent Equipment Co., Ltd. – Class A	307,480	2,219,094

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Road & Rail – 0.6%
Daqin Railway Co., Ltd. – Class A	991,237	$994,930

Transportation Infrastructure – 0.7%
TangShan Port Group Co., Ltd. – Class A	2,865,830	1,166,491

		12,228,307

Real Estate – 6.9%
Real Estate Management & Development – 6.9%
China Resources Land Ltd.	646,000	2,875,163
CIFI Holdings Group Co., Ltd.	3,710,337	1,609,263
KWG Living Group Holdings Ltd.(b)	1,680,600	523,534
Longfor Group Holdings Ltd.(b)	648,000	3,224,582
Midea Real Estate Holding Ltd.(a)(b)	788,400	1,246,021
Poly Developments and Holdings Group Co., Ltd. – Class A	644,400	1,493,197

		10,971,760

Consumer Staples – 6.8%
Beverages – 5.6%
China Resources Beer Holdings Co., Ltd.	190,000	1,184,208
Kweichow Moutai Co., Ltd. – Class A	17,363	4,679,859
Luzhou Laojiao Co., Ltd. – Class A	57,391	1,839,783
Wuliangye Yibin Co., Ltd. – Class A	48,200	1,233,237

		8,937,087

Personal Products – 1.2%
L’Occitane International SA	595,000	1,867,848

		10,804,935

Utilities – 6.8%
Gas Utilities – 1.7%
Kunlun Energy Co., Ltd.	3,024,000	2,591,817

Independent Power and Renewable Electricity Producers – 5.1%
China Datang Corp. Renewable Power Co., Ltd.	4,055,000	1,409,912
China Longyuan Power Group Corp., Ltd. – Class H	919,000	1,956,934
China Yangtze Power Co., Ltd. – Class A	812,000	2,917,347
Xinyi Energy Holdings Ltd.	3,364,000	1,850,708

		8,134,901

		10,726,718

Information Technology – 5.2%
Electronic Equipment, Instruments & Components – 2.6%
GoerTek, Inc. – Class A	362,600	2,203,176
Luxshare Precision Industry Co., Ltd. – Class A	385,510	1,948,171

		4,151,347

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IT Services – 1.7%
GDS Holdings Ltd.(c)	329,840	$1,177,141
Vnet Group, Inc. (ADR)(c)	275,637	1,557,349

		2,734,490

Semiconductors & Semiconductor Equipment – 0.9%
LONGi Green Energy Technology Co., Ltd. – Class A	118,300	1,393,501

		8,279,338

Health Care – 4.6%
Health Care Equipment & Supplies – 1.2%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	41,800	1,887,554

Health Care Providers & Services – 1.1%
Aier Eye Hospital Group Co., Ltd. – Class A	118,150	655,218
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	698,300	1,136,956

		1,792,174

Pharmaceuticals – 2.3%
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. – Class A	378,600	2,488,648
Livzon Pharmaceutical Group, Inc. – Class A	212,375	1,051,857

		3,540,505

		7,220,233

Energy – 2.6%
Energy Equipment & Services – 0.8%
China Oilfield Services Ltd. – Class H	1,116,000	1,314,017

Oil, Gas & Consumable Fuels – 1.8%
PetroChina Co., Ltd. – Class H	5,448,000	2,868,906

		4,182,923

Total Common Stocks (cost $167,373,557)		152,804,247

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(d)(e)(f) (cost $5,599,694)	5,599,694	5,599,694

Total Investments – 99.8% (cost $172,973,251)		158,403,941
Other assets less liabilities – 0.2%		362,685

Net Assets – 100.0%		$158,766,626

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PORTFOLIO OF INVESTMENTS (continued)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2022, the aggregate market value of these securities amounted to $13,737,997 or 8.7% of net assets.

(c)	Non-income producing security.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

May 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $167,373,557)	$152,804,247	(a)
Affiliated issuers (cost $5,599,694)	5,599,694
Foreign currencies, at value (cost $240,019)	240,911
Unaffiliated dividends receivable	387,237
Receivable for capital stock sold	29,584
Affiliated dividends receivable	2,658

Total assets	159,064,331

Liabilities
Due to Custodian	20
Advisory fee payable	119,746
Custody and accounting fees payable	68,891
Administrative fee payable	56,731
Audit and tax fee payable	17,152
Payable for capital stock redeemed	6,445
Transfer Agent fee payable	2,951
Directors’ fee payable	497
Distribution fee payable	390
Accrued expenses	24,882

Total liabilities	297,705

Net Assets	$158,766,626

Composition of Net Assets
Capital stock, at par	$1,700
Additional paid-in capital	181,676,311
Accumulated loss	(22,911,385)

	$158,766,626

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,979,159	212,374	$9.32	*

Advisor	$156,787,467	16,784,677	$9.34

(a)	Includes securities on loan with a value of $3,358,349 (See Note E).

*	The maximum offering price per share for Class A shares was $9.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $40,916)	$786,564
Affiliated issuers	4,021
Non-cash dividend income	140,110
Securities lending income	5,055	$935,750

Expenses
Advisory fee (see Note B)	821,084
Transfer agency—Class A	166
Transfer agency—Advisor Class	13,302
Distribution fee—Class A	2,652
Custody and accounting	74,536
Administrative	43,778
Recoupment of previously reimbursed expenses (see Note B)	39,088
Audit and tax	24,308
Registration fees	21,421
Legal	16,678
Directors’ fees	10,347
Printing	7,888
Miscellaneous	8,075

Total expenses	1,083,323
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(1,909)

Net expenses		1,081,414

Net investment loss		(145,664)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(7,026,139)
Foreign currency transactions		(10,973)
Net change in unrealized appreciation/depreciation on:
Investments		(26,994,392)
Foreign currency denominated assets and liabilities		728

Net loss on investment and foreign currency transactions		(34,030,776)

Net Decrease in Net Assets from Operations		$(34,176,440)

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(145,664)	$1,994,821
Net realized gain (loss) on investment and foreign currency transactions	(7,037,112)	497,726
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(26,993,664)	(24,102,097)

Net decrease in net assets from operations	(34,176,440)	(21,609,550)
Distributions to Shareholders
Class A	(31,498)	(5,466)
Advisor Class	(3,221,789)	(645,142)
Capital Stock Transactions
Net increase	8,940,490	66,760,490

Total increase (decrease)	(28,489,237)	44,500,332
Net Assets
Beginning of period	187,255,863	142,755,531

End of period	$158,766,626	$187,255,863

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

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NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where

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NOTES TO FINANCIAL STATEMENTS (continued)

management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2022:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$1,156,633		$31,517,167		$	– 0	–	$32,673,800
Financials	– 0	–	23,272,395			– 0	–	23,272,395
Communication Services	– 0	–	18,171,063			– 0	–	18,171,063
Materials	– 0	–	14,272,775			– 0	–	14,272,775
Industrials	– 0	–	12,228,307			– 0	–	12,228,307
Real Estate	– 0	–	10,971,760			– 0	–	10,971,760
Consumer Staples	– 0	–	10,804,935			– 0	–	10,804,935
Utilities	– 0	–	10,726,718			– 0	–	10,726,718
Information Technology	1,557,349		6,721,989			– 0	–	8,279,338
Health Care	2,488,648		4,731,585			– 0	–	7,220,233
Energy	– 0	–	4,182,923			– 0	–	4,182,923
Short-Term Investments:
Investment Companies	5,599,694		– 0	–		– 0	–	5,599,694

Total Investments in Securities	10,802,324		147,601,617	†		– 0	–	158,403,941
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$10,802,324		$147,601,617		$	– 0	–	$158,403,941

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund’s investments in Chinese securities may be subject to a 10% Chinese Withholding Income Tax (“WIT”) on any dividends, interest or other income from Chinese sources, unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with China or domestic regulation.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. For the six months ended May 31, 2022, there were no such reimbursements. The Expense Caps may not be terminated by the Adviser before February 28, 2023. Any fees waived and expenses borne by the Adviser through July 25, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $202,645 for the year ended November 30, 2019. For the six months ended May 31, 2022, the Fund made repayments to the Adviser in the amount of $39,088. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

by the Adviser. For the six months ended May 31, 2022, the reimbursement for such services amounted to $43,778.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended May 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the six months ended May 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2022, such waiver amounted to $1,873.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$2,399	$25,264	$22,063	$5,600		$4
Government Money Market Portfolio*	1,205	4,576	5,781	– 0	–	0	**

Total				$5,600		$4

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$41,230,010		$39,270,277
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$13,014,775
Gross unrealized depreciation	(27,584,085)

Net unrealized depreciation	$(14,569,310)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended May 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment

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NOTES TO FINANCIAL STATEMENTS (continued)

opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement

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NOTES TO FINANCIAL STATEMENTS (continued)

of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2022 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$3,358,349	$	– 0	–	$3,378,936	$4,937	$118	$36

*	As of May 31, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended May 31, 2022 (unaudited)		Year Ended November 30, 2021		Six Months Ended May 31, 2022 (unaudited)		Year Ended November 30, 2021

Class A
Shares sold	22,957		– 0	–	$250,000		$	– 0	–

Shares issued in reinvestment of dividends and distributions	2,820		422		31,497			5,436

Shares redeemed	– 0	–	(1,000)		– 0	–		(11,580)

Net increase (decrease)	25,777		(578)		$281,497			$(6,144)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Advisor Class
Shares sold	2,776,737	6,772,322	$28,830,457	$90,351,067

Shares issued in reinvestment of dividends and distributions	274,217	47,134	3,065,745	608,031

Shares redeemed	(2,284,902)	(1,921,441)	(23,237,209)	(24,192,464)

Net increase	766,052	4,898,015	$8,658,993	$66,766,634

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and the continuing importance of the role of the Chinese Government,

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NOTES TO FINANCIAL STATEMENTS (continued)

which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease significantly. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security

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NOTES TO FINANCIAL STATEMENTS (continued)

may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if

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NOTES TO FINANCIAL STATEMENTS (continued)

the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$650,608	$1,075,587

Total taxable distributions paid	$650,608	$1,075,587

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,018,868
Undistributed capital gains	1,231,439	(a)
Unrealized appreciation/(depreciation)	11,268,035	(b)

Total accumulated earnings/(deficit)	$14,518,342

(a)	During the fiscal year, the Fund utilized $121,699 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,	July 25, 2018(a) to November 30, 2018 (unaudited)
2021	2020	2019

Net asset value, beginning of period	$ 11.51	$ 12.58	$ 10.02	$ 8.37	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.02)	.09	.04	.10	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.00)	(1.13)	2.62	1.55	(1.62)

Net increase (decrease) in net asset value from operations	(2.02)	(1.04)	2.66	1.65	(1.63)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.03)	(.10)	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.08)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.03)	(.10)	– 0	–	– 0	–

Net asset value, end of period	$ 9.32	$ 11.51	$ 12.58	$ 10.02	$ 8.37

Total Return

Total investment return based on net asset value(d)	(17.80)%	(8.30)%	26.73%	19.71%	(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,979	$2,148	$2,355	$1,859	$685

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50	%(e)	1.44%	1.50%	1.50%	1.50	%(e)

Expenses, before waivers/reimbursements	1.50	%(e)	1.45%	1.56%	1.93%	4.81	%(e)

Net investment income (loss)(c)	(.40	)%(e)	.70%	.40%	1.00%	(.33	)%(e)

Portfolio turnover rate	23%	75%	74%	62%	38%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,	July 25, 2018(a) to November 30, 2018 (unaudited)
2021	2020	2019

Net asset value, beginning of period	$ 11.56	$ 12.63	$ 10.05	$ 8.38	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.01)	.14	.08	.12	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.01)	(1.15)	2.62	1.55	(1.61)

Net increase (decrease) in net asset value from operations	(2.02)	(1.01)	2.70	1.67	(1.62)

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.06)	(.12)	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.08)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.06)	(.12)	– 0	–	– 0	–

Net asset value, end of period	$ 9.34	$ 11.56	$ 12.63	$ 10.05	$ 8.38

Total Return

Total investment return based on net asset value(d)	(17.75)%	(8.07)%	27.12%	19.93%	(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$156,788	$185,108	$140,401	$87,498	$36,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25	%(e)	1.20%	1.25%	1.25%	1.25	%(e)

Expenses, before waivers/reimbursements	1.25	%(e)	1.20%	1.31%	1.67%	5.13	%(e)

Net investment income (loss)(c)	(.17	)%(e)	1.06%	.69%	1.28%	(.37	)%(e)

Portfolio turnover rate	23%	75%	74%	62%	38%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

John Lin(2), Vice President Stuart Rae(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Chief Compliance Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s China Equity Team. Messrs. Lin and Rae are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All China Equity Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their

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review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

46 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 47

NOTES

48 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

AB ALL CHINA EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACE-0152-0522

MAY    05.31.22

SEMI-ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 12, 2022

This report provides management’s discussion of fund performance for the AB All Market Income Portfolio for the semi-annual reporting period ended May 31, 2022.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF MAY 31, 2022 (unaudited)

	6 Months	12 Months

AB ALL MARKET INCOME PORTFOLIO

Class A Shares	-9.78%	-10.16%

Class C Shares	-10.16%	-10.80%

Advisor Class Shares[1]	-9.65%	-9.92%

Primary Benchmark: MSCI ACWI (net)	-9.35%	-6.78%

Bloomberg Global Aggregate Bond Index (USD hedged)	-8.03%	-7.09%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended May 31, 2022.

During both periods, all share classes of the Fund underperformed the primary benchmark, before sales charges. The Fund’s strategic decision to achieve diversification involved holding assets other than equities; over the 12-month period, this diversification detracted from performance, relative to the all-equity benchmark, as bonds underperformed equities. All share classes underperformed the Bloomberg Global Aggregate Bond Index (USD hedged) during both periods, before sales charges.

During the six-month period, overall security selection within the equity allocation contributed, particularly in income equities. Allocation to US concentrated equity detracted. Overall security selection in fixed income was also positive; allocation to the AB High Income Fund led contributors, while exposure to global high-yield detracted. Overall security selection within equities was positive during the 12-month period. Selection within global core equity detracted, while income equities contributed. Overall

2 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

security selection within fixed income was positive, led by contributions from the AB High Income Fund, while non-US sovereigns led detractors.

The Fund utilized derivatives for hedging and investment purposes. For both periods, futures, interest rate swaps, credit default swaps, total return swaps and purchased options detracted from absolute returns. Currency forwards detracted for the six-month period and added for the 12-month period. Inflation Consumer Price Index swaps added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the six-month period ended May 31, 2022. Equity markets began to experience increased volatility, as rapidly rising inflation triggered a hawkish shift among most major central banks away from the accommodative monetary policy that had underpinned an accelerating global economic recovery. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s pledge to enforce its zero-COVID policy raised new supply-chain concerns. The US Federal Reserve raised interest rates in March and signaled that it would move aggressively to harness inflation. The growing fear of recession led to sharp declines and periods of widespread volatility across global equity markets. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, value stocks rose in absolute terms and outperformed growth stocks, which declined, by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields spiked in most markets, which led bond prices to fall on inflation concerns in all regions. Major central banks started the process of raising interest rates and ending bond purchases. Relative developed-market government bond returns were led by Japan and trailed in the UK. Securitized assets generally outperformed corporate bonds. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, trailed global treasuries, except in the eurozone. High-yield corporate bonds outperformed treasuries, particularly in the US and eurozone. Emerging-market bonds underperformed the most as the US dollar advanced against most developed- and emerging-market currencies. Brent crude oil prices rose sharply because of supply concerns and increased demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and nontraditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends, debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high-dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies. These alternative investment strategies may also include buying and writing put and call options, and entering into variance swaps.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest-rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue

(continued on next page)

4 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund may be leveraged, with net investment exposure in excess of its net assets.

Currency exchange-rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a

6 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.16%	-13.93%

5 Years	0.35%	-0.53%

Since Inception[1]	2.50%	1.91%

CLASS C SHARES

1 Year	-10.80%	-11.67%

5 Years	-0.41%	-0.41%

Since Inception[1]	1.74%	1.74%

ADVISOR CLASS SHARES[2]

1 Year	-9.92%	-9.92%

5 Years	0.58%	0.58%

Since Inception[1]	2.76%	2.76%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.67%, 2.40% and 1.41% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-19.87%

5 Years	-1.76%

Since Inception[1]	1.05%

CLASS C SHARES

1 Year	-17.69%

5 Years	-1.66%

Since Inception[1]	0.87%

ADVISOR CLASS SHARES[2]

1 Year	-16.06%

5 Years	-0.68%

Since Inception[1]	1.88%

1	Inception date: 12/18/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$902.20	$3.89	0.82%	$4.70	0.99%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.99	0.99%

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$898.40	$7.43	1.57%	$8.24	1.74%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%	$8.75	1.74%
Advisor Class
Actual	$1,000	$903.50	$2.71	0.57%	$3.51	0.74%
Hypothetical**	$1,000	$1,022.09	$2.87	0.57%	$3.73	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund and AB All Market Real Return Portfolio. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

May 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $77.3

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets

AB High Income Fund, Inc. – Class Z	$31,010,138	40.1%

AB All Market Real Return Portfolio – Class Z	1,555,699	2.0

Microsoft Corp.	1,542,318	2.0

Apple, Inc.	994,698	1.3

Roche Holding AG	614,141	0.8

Alphabet, Inc. – Class C	611,249	0.8

S&P 500 Index	507,861	0.7

Amazon.com, Inc.	461,604	0.6

Shell PLC	435,862	0.6

Visa, Inc. – Class A	406,093	0.5

	$38,139,663	49.4%

1

All data are as of May 31, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

May 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 43.2%
Information Technology – 10.3%
Communications Equipment – 0.2%
Juniper Networks, Inc.	4,265	$130,850

Electronic Equipment, Instruments & Components – 0.1%
Arrow Electronics, Inc.(a)	390	47,054

IT Services – 2.5%
Akamai Technologies, Inc.(a)	1,541	155,703
Automatic Data Processing, Inc.	397	88,507
Capgemini SE	497	96,573
Cognizant Technology Solutions Corp. – Class A	2,652	198,104
Fidelity National Information Services, Inc.	1,213	126,758
Gartner, Inc.(a)	230	60,352
Genpact Ltd.	2,134	94,686
International Business Machines Corp.	1,395	193,682
Mastercard, Inc. – Class A	175	62,627
Nomura Research Institute Ltd.	1,100	30,087
Otsuka Corp.	1,700	53,764
Paychex, Inc.	1,099	136,089
PayPal Holdings, Inc.(a)	2,280	194,279
VeriSign, Inc.(a)	230	40,147
Visa, Inc. – Class A	1,914	406,093

		1,937,451

Semiconductors & Semiconductor Equipment – 1.5%
Advanced Micro Devices, Inc.(a)	314	31,984
Analog Devices, Inc.	187	31,491
Applied Materials, Inc.	2,601	305,071
ASM International NV(b)	14	4,341
Broadcom, Inc.	241	139,811
Enphase Energy, Inc.(a)	30	5,586
Infineon Technologies AG	1,848	57,590
KLA Corp.	550	200,667
Micron Technology, Inc.	2,018	149,009
NVIDIA Corp.	140	26,141
QUALCOMM, Inc.	1,220	174,728
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	516	49,175
Texas Instruments, Inc.	200	35,352

		1,210,946

Software – 3.9%
Adobe, Inc.(a)	189	78,715
Bentley Systems, Inc.(b)	150	5,157
Cadence Design Systems, Inc.(a)	169	25,980

14 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Constellation Software, Inc./Canada	74	$116,468
Crowdstrike Holdings, Inc. – Class A(a)	101	16,159
DocuSign, Inc.(a)	31	2,601
Dropbox, Inc. – Class A(a)	1,150	23,966
Fortinet, Inc.(a)	486	142,952
Microsoft Corp.(c)	5,673	1,542,318
NortonLifeLock, Inc.	9,797	238,458
Oracle Corp.	4,279	307,746
Oracle Corp./Japan(b)	400	24,216
SAP SE	1,049	105,159
ServiceNow, Inc.(a)	361	168,757
SS&C Technologies Holdings, Inc.	227	14,526
Synopsys, Inc.(a)	270	86,184
Trade Desk, Inc. (The) – Class A(a)	954	49,656
VMware, Inc. – Class A	676	86,596

		3,035,614

Technology Hardware, Storage & Peripherals – 2.1%
Apple, Inc.(c)	6,683	994,698
HP, Inc.	3,990	154,971
NetApp, Inc.	1,743	125,409
Ricoh Co., Ltd.	5,600	47,058
Samsung Electronics Co., Ltd.	5,253	285,647

		1,607,783

		7,969,698

Health Care – 6.5%
Biotechnology – 0.2%
Alnylam Pharmaceuticals, Inc.(a)	318	40,004
Moderna, Inc.(a)	642	93,302

		133,306

Health Care Equipment & Supplies – 0.6%
Align Technology, Inc.(a)	137	38,037
Getinge AB – Class B	1,077	31,256
Hologic, Inc.(a)	331	24,914
IDEXX Laboratories, Inc.(a)	274	107,304
Koninklijke Philips NV	4,320	111,355
Medtronic PLC	1,496	149,824

		462,690

Health Care Providers & Services – 1.5%
AmerisourceBergen Corp. – Class A	968	149,837
Anthem, Inc.	578	294,554
Centene Corp.(a)	2,365	192,606
Humana, Inc.	353	160,343
McKesson Corp.	284	93,348
Molina Healthcare, Inc.(a)	463	134,372

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UnitedHealth Group, Inc.	309	$153,505

		1,178,565

Life Sciences Tools & Services – 0.6%
Bio-Rad Laboratories, Inc. – Class A(a)	157	84,433
Mettler-Toledo International, Inc.(a)	120	154,334
Sartorius Stedim Biotech	46	15,890
Thermo Fisher Scientific, Inc.	370	210,001

		464,658

Pharmaceuticals – 3.6%
AbbVie, Inc.	2,286	336,888
Bayer AG	2,495	178,512
Eli Lilly & Co.	744	233,199
Johnson & Johnson	498	89,407
Merck & Co., Inc.	3,542	325,970
Novo Nordisk A/S – Class B	3,509	389,677
Pfizer, Inc.	4,879	258,782
Roche Holding AG	1,783	614,141
Sanofi	2,071	221,613
Sumitomo Dainippon Pharma Co., Ltd.(b)	700	5,990
Takeda Pharmaceutical Co., Ltd.	4,700	135,058

		2,789,237

		5,028,456

Financials – 6.3%
Banks – 2.1%
ABN AMRO Bank NV (GDR)(b)(d)	5,583	65,189
Australia & New Zealand Banking Group Ltd.	525	9,411
Bank Leumi Le-Israel BM	12,581	125,264
Bank of America Corp.	846	31,471
CaixaBank SA	1,855	6,714
Citigroup, Inc.	1,273	67,991
Concordia Financial Group Ltd.	21,300	72,494
DBS Group Holdings Ltd.	4,600	103,708
JPMorgan Chase & Co.	824	108,958
KBC Group NV	523	32,692
KeyCorp	4,661	93,034
Mitsubishi UFJ Financial Group, Inc.	31,200	177,497
National Bank of Canada	1,989	152,660
Nordea Bank Abp	15,829	161,122
Oversea-Chinese Banking Corp., Ltd.	8,100	69,879
Regions Financial Corp.	2,448	54,076
Royal Bank of Canada	1,321	138,037
Societe Generale SA	2,528	68,123
Toronto-Dominion Bank (The)	1,171	89,488

		1,627,808

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 1.9%
Ameriprise Financial, Inc.	132	$36,468
BlackRock, Inc. – Class A	264	176,637
Carlyle Group, Inc. (The)	3,080	118,672
CME Group, Inc. – Class A	321	63,824
Credit Suisse Group AG	19,824	138,914
Goldman Sachs Group, Inc. (The)	852	278,477
Houlihan Lokey, Inc.	865	74,338
IGM Financial, Inc.	1,705	52,517
Julius Baer Group Ltd.	2,400	123,949
London Stock Exchange Group PLC	625	58,321
Moody’s Corp.	352	106,153
Morgan Stanley	986	84,934
Partners Group Holding AG	54	58,103
S&P Global, Inc.	154	53,820
Singapore Exchange Ltd.	6,700	46,450

		1,471,577

Consumer Finance – 0.2%
Ally Financial, Inc.	3,324	146,389

Diversified Financial Services – 0.3%
Groupe Bruxelles Lambert SA	87	8,023
Kinnevik AB(a)	1,954	39,045
M&G PLC	54,376	148,065

		195,133

Insurance – 1.5%
Admiral Group PLC	1,338	37,460
Assicurazioni Generali SpA	1,460	26,574
Aviva PLC	8,230	44,599
Fidelity National Financial, Inc.	3,600	152,280
Japan Post Holdings Co., Ltd.	18,600	138,918
Japan Post Insurance Co., Ltd.	8,700	144,854
Legal & General Group PLC	17,480	57,227
Marsh & McLennan Cos., Inc.	507	81,095
Medibank Pvt Ltd.	4,504	10,384
MetLife, Inc.	193	13,006
NN Group NV	2,664	132,032
Progressive Corp. (The)	640	76,403
Prudential Financial, Inc.	1,372	145,775
Sampo Oyj – Class A	1,189	53,782
Willis Towers Watson PLC	336	70,920

		1,185,309

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
AGNC Investment Corp.	10,287	125,810
Annaly Capital Management, Inc.	19,962	131,949

		257,759

		4,883,975

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 3.6%
Diversified Telecommunication Services – 0.7%
BCE, Inc.(b)	1,043	$56,824
HKT Trust & HKT Ltd. – Class SS	34,000	46,812
Nippon Telegraph & Telephone Corp.	3,400	103,878
Orange SA	3,002	37,581
Spark New Zealand Ltd.	42,053	133,010
Telefonica SA(b)	30,333	164,927

		543,032

Entertainment – 0.5%
Electronic Arts, Inc.	2,368	328,323
Netflix, Inc.(a)	249	49,162
Ubisoft Entertainment SA(a)	619	32,543

		410,028

Interactive Media & Services – 1.4%
Alphabet, Inc. – Class A(a)(c)	41	93,285
Alphabet, Inc. – Class C(a)(c)	268	611,249
Auto Trader Group PLC(d)	8,548	63,590
Kakaku.com, Inc.	1,600	31,532
Meta Platforms, Inc. – Class A(a)(c)	1,512	292,590

		1,092,246

Media – 0.8%
Comcast Corp. – Class A	7,033	311,421
Interpublic Group of Cos., Inc. (The)	4,165	134,238
Omnicom Group, Inc.	1,834	136,835

		582,494

Wireless Telecommunication Services – 0.2%
SoftBank Corp.	9,700	111,750
SoftBank Group Corp.(b)	1,260	52,188

		163,938

		2,791,738

Consumer Discretionary – 3.4%
Auto Components – 0.0%
Aisin Corp.	300	9,822

Automobiles – 0.4%
Tesla, Inc.(a)	429	325,294

Distributors – 0.0%
LKQ Corp.	469	24,102

Diversified Consumer Services – 0.1%
Service Corp. International/US	733	51,332

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.6%
Compass Group PLC	4,191	$93,947
Darden Restaurants, Inc.	254	31,750
Galaxy Entertainment Group Ltd.	29,000	154,481
Starbucks Corp.	2,362	185,417

		465,595

Household Durables – 0.2%
Persimmon PLC	4,242	116,363
Whirlpool Corp.	168	30,952

		147,315

Internet & Direct Marketing Retail – 1.1%
Alibaba Group Holding Ltd.(a)	6,000	72,061
Alibaba Group Holding Ltd. (ADR)(a)	958	92,016
Amazon.com, Inc.(a)(c)	192	461,604
Etsy, Inc.(a)	233	18,901
Prosus NV(a)(b)	2,902	150,032
ZOZO, Inc.	1,000	21,226

		815,840

Leisure Products – 0.0%
Bandai Namco Holdings, Inc.	500	37,139

Media – 0.2%
Vivendi SE	11,720	139,920

Multiline Retail – 0.2%
Target Corp.	748	121,086

Specialty Retail – 0.4%
AutoZone, Inc.(a)	95	195,667
Home Depot, Inc. (The)	118	35,724
O’Reilly Automotive, Inc.(a)	63	40,142

		271,533

Textiles, Apparel & Luxury Goods – 0.2%
adidas AG	228	45,296
Kering SA	105	57,754
NIKE, Inc. – Class B	580	68,933
Pandora A/S	256	20,681

		192,664

		2,601,642

Industrials – 3.1%
Aerospace & Defense – 0.2%
Dassault Aviation SA	38	6,441
Huntington Ingalls Industries, Inc.	682	143,534

		149,975

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.1%
Kuehne & Nagel International AG	252	$66,641

Building Products – 0.5%
Assa Abloy AB – Class B	2,712	66,854
Otis Worldwide Corp.	3,974	295,665
Owens Corning	433	41,386

		403,905

Construction & Engineering – 0.1%
AECOM	485	33,877
Kajima Corp.	2,700	29,015

		62,892

Electrical Equipment – 0.0%
Schneider Electric SE	208	28,889

Machinery – 0.9%
Cummins, Inc.	398	83,230
Dover Corp.	928	124,268
Mitsubishi Heavy Industries Ltd.	2,500	95,391
Parker-Hannifin Corp.	509	138,534
Snap-on, Inc.	678	150,435
Volvo AB – Class B	6,360	111,548

		703,406

Marine – 0.5%
AP Moller – Maersk A/S – Class A	55	158,750
AP Moller – Maersk A/S – Class B	55	161,171
SITC International Holdings Co., Ltd.	19,000	71,754

		391,675

Professional Services – 0.6%
Booz Allen Hamilton Holding Corp.	960	82,426
RELX PLC	4,368	124,739
Robert Half International, Inc.	1,347	121,432
Wolters Kluwer NV	936	92,356

		420,953

Road & Rail – 0.2%
Aurizon Holdings Ltd.	5,224	15,049
Canadian National Railway Co.	298	33,884
Knight-Swift Transportation Holdings, Inc.	1,235	60,070
NIPPON EXPRESS HOLDINGS, Inc.	800	46,469

		155,472

		2,383,808

Energy – 2.7%
Oil, Gas & Consumable Fuels – 2.7%
Canadian Natural Resources Ltd.	1,592	105,361
Devon Energy Corp.	1,589	119,016

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Enbridge, Inc.	2,099	$96,964
Eni SpA	10,463	158,469
EOG Resources, Inc.	1,412	193,387
Equinor ASA	6,498	246,578
Inpex Corp.	11,500	147,557
Keyera Corp.(b)	1,158	30,862
Marathon Petroleum Corp.	1,856	188,922
Neste Oyj	992	45,565
ONEOK, Inc.	2,216	145,924
Shell PLC	14,737	435,862
Suncor Energy, Inc.	2,293	92,257
Valero Energy Corp.	560	72,576
Woodside Energy Group Ltd.	2,511	52,968

		2,132,268

Consumer Staples – 2.5%
Beverages – 0.7%
Asahi Group Holdings Ltd.	7,380	247,280
Coca-Cola Co. (The)	4,959	314,301

		561,581

Food & Staples Retailing – 0.6%
CVS Health Corp.	385	37,249
Koninklijke Ahold Delhaize NV	4,687	129,246
Kroger Co. (The)	2,820	149,375
Walmart, Inc.	946	121,684

		437,554

Food Products – 0.5%
Archer-Daniels-Midland Co.	1,748	158,753
Bunge Ltd.	1,272	150,503
Nestle SA	308	37,674
Salmar ASA	779	57,739

		404,669

Household Products – 0.2%
Procter & Gamble Co. (The)	843	124,663

Tobacco – 0.5%
Altria Group, Inc.	1,272	68,803
Imperial Brands PLC	7,190	162,350
Philip Morris International, Inc.	381	40,481
Swedish Match AB(b)	11,391	117,733

		389,367

		1,917,834

Materials – 1.9%
Chemicals – 0.4%
Linde PLC	396	128,573
Mitsubishi Chemical Holdings Corp.	6,900	41,109

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sumitomo Chemical Co., Ltd.	34,800	$143,848

		313,530

Containers & Packaging – 0.2%
Packaging Corp. of America	936	147,214
Sealed Air Corp.	581	36,127

		183,341

Metals & Mining – 1.3%
Anglo American PLC	4,523	222,819
BHP Group Ltd.	5,400	169,538
Fortescue Metals Group Ltd.(b)	9,885	142,710
Glencore PLC	7,763	51,202
Rio Tinto Ltd.	1,487	121,662
Steel Dynamics, Inc.	1,676	143,097
Teck Resources Ltd. – Class B	3,735	154,851

		1,005,879

		1,502,750

Real Estate – 1.6%
Equity Real Estate Investment Trusts (REITs) – 1.2%
Duke Realty Corp.	460	24,302
Extra Space Storage, Inc.	730	130,086
Iron Mountain, Inc.	2,742	147,794
Nippon Building Fund, Inc.	4	21,727
Public Storage	343	113,409
Simon Property Group, Inc.	1,142	130,930
Stockland	50,789	145,559
Vornado Realty Trust	885	30,940
Weyerhaeuser Co.	3,804	150,334

		895,081

Real Estate Management & Development – 0.4%
CBRE Group, Inc. – Class A(a)	1,525	126,331
Nomura Real Estate Holdings, Inc.	6,400	160,058
Vonovia SE	744	28,379

		314,768

		1,209,849

Utilities – 1.3%
Electric Utilities – 0.6%
American Electric Power Co., Inc.	664	67,748
Endesa SA	3,536	78,335
Enel SpA	5,216	33,889
Iberdrola SA	7,268	86,115
NRG Energy, Inc.	3,812	175,505

		441,592

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gas Utilities – 0.4%
AltaGas Ltd.	5,800	$140,042
Naturgy Energy Group SA(b)	1,099	33,210
Snam SpA(b)	3,144	18,289
UGI Corp.	3,370	144,034

		335,575

Independent Power and Renewable Electricity Producers – 0.0%
Uniper SE	878	22,722

Multi-Utilities – 0.3%
Ameren Corp.	678	64,539
E.ON SE	6,470	66,045
Sempra Energy	310	50,797

		181,381

		981,270

Total Common Stocks (cost $34,860,625)		33,403,288

INVESTMENT COMPANIES – 43.0%
Funds and Investment Trusts – 43.0%(e)(f)
AB All Market Real Return Portfolio – Class Z	150,892	1,555,699
AB High Income Fund, Inc. – Class Z	4,361,482	31,010,138
Vanguard Global ex-U.S. Real Estate ETF	6,739	322,461
Vanguard Real Estate ETF	3,339	330,795

Total Investment Companies (cost $35,711,364)		33,219,093

PREFERRED STOCKS – 6.3%
Real Estate – 6.3%
Diversified REITs – 1.5%
Armada Hoffler Properties, Inc. Series A 6.75%	7,725	191,387
DigitalBridge Group, Inc. Series H 7.125%	2,116	50,509
DigitalBridge Group, Inc. Series I 7.15%	12,553	301,774
DigitalBridge Group, Inc. Series J 7.125%	6,272	147,517
Gladstone Commercial Corp. Series E 6.625%	2,307	56,314

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gladstone Commercial Corp. Series G 6.00%	3,125	$73,187
Global Net Lease, Inc. Series A 7.25%	3,467	84,387
Global Net Lease, Inc. Series B 6.875%	4,450	106,177
PS Business Parks, Inc. Series X 5.25%(b)	131	2,861
PS Business Parks, Inc. Series Y 5.20%	102	2,155
Vornado Realty Trust Series L 5.40%	6,967	156,967

		1,173,235

Equity Real Estate Investment Trusts (REITs) – 0.1%
Hudson Pacific Properties, Inc. Series C 4.75%	3,713	72,626

Health Care REITs – 0.1%
Global Medical REIT, Inc. Series A 7.50%	2,783	70,410
Healthcare Trust, Inc. Series B 7.125%	233	5,410

		75,820

Hotel & Resort REITs – 1.0%
Chatham Lodging Trust Series A 6.625%	3,680	90,160
DiamondRock Hospitality Co. 8.25%	6,875	187,481
Hersha Hospitality Trust Series C 6.875%	3,635	82,115
Hersha Hospitality Trust Series D 6.50%	2,481	52,845

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hersha Hospitality Trust Series E 6.50%	1,757	$37,714
Pebblebrook Hotel Trust Series E 6.375%	4,919	104,185
Pebblebrook Hotel Trust Series F 6.30%	3,661	78,638
Summit Hotel Properties, Inc. Series E 6.25%	1,075	23,650
Summit Hotel Properties, Inc. Series F 5.875%	6,950	148,276

		805,064

Industrial REITs – 0.3%
Plymouth Industrial REIT, Inc. Series A 7.50%	1,285	32,703
Rexford Industrial Realty, Inc. Series B 5.875%	4,843	119,864
Rexford Industrial Realty, Inc. Series C 5.625%	3,463	84,186

		236,753

Office REITs – 0.4%
City Office REIT, Inc. Series A 6.625%	4,954	117,608
SL Green Realty Corp. Series I 6.50%	1,718	44,118
Vornado Realty Trust Series M 5.25%(b)	4,821	102,784

		264,510

Real Estate Development – 0.5%
Necessity Retail REIT, Inc. (The) Series C 7.375%	8,325	198,967
Pebblebrook Hotel Trust Series G 6.375%	5,497	119,725

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sunstone Hotel Investors, Inc. Series H 6.125%	2,925	$66,193

		384,885

Real Estate Operating Companies – 0.1%
Brookfield Property Partners LP Series A 5.75%	335	6,566
Brookfield Property Partners LP Series A2 6.375%	2,779	58,665

		65,231

Real Estate Services – 0.1%
CTO Realty Growth, Inc. Series A 6.375%	2,243	53,159
Sunstone Hotel Investors, Inc. Series I 5.70%	2,436	51,400

		104,559

Residential REITs – 0.7%
American Homes 4 Rent Series G 5.875%	1,504	37,540
American Homes 4 Rent Series H 6.25%	948	24,582
Bluerock Residential Growth REIT, Inc. Series D 7.125%	2,741	68,936
Centerspace Series C 6.625%	3,657	92,083
UMH Properties, Inc. Series C 6.75%	6,216	156,643
UMH Properties, Inc. Series D 6.375%	4,732	120,051

		499,835

Retail REITs – 1.0%
Cedar Realty Trust, Inc. Series C 6.50%(b)	2,808	36,869

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Federal Realty Investment Trust Series C 5.00%	358	$8,785
Kimco Realty Corp. Series M 5.25%	368	9,134
Necessity Retail REIT, Inc. (The) Series A 7.50%	1,075	26,273
Saul Centers, Inc. Series D 6.125%	7,607	178,764
SITE Centers Corp. Series A 6.375%(b)	5,081	128,854
Spirit Realty Capital, Inc. Series A 6.00%	5,738	145,745
Urstadt Biddle Properties, Inc. Series H 6.25%	2,000	47,700
Urstadt Biddle Properties, Inc. Series K 5.875%(b)	6,638	150,152

		732,276

Specialized REITs – 0.5%
Digital Realty Trust, Inc. Series K 5.85%	4,933	129,442
Digital Realty Trust, Inc. Series L 5.20%(b)	40	990
National Storage Affiliates Trust Series A 6.00%	8,819	218,535
Public Storage Series G 5.05%	1,322	32,905
Public Storage Series H 5.60%(b)	775	20,406
Public Storage Series J 4.70%(b)	542	12,412

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Public Storage Series K 4.75%		91	$2,170

			416,860

Total Preferred Stocks (cost $5,021,606)			4,831,654

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 1.4%
Argentina – 0.1%
Argentine Republic Government International Bond 0.50%, 07/09/2030	U.S.$	109	31,757
1.00%, 07/09/2029		16	4,839
1.125%, 07/09/2035		113	30,803

			67,399

Ecuador – 0.1%
Ecuador Government International Bond Zero Coupon, 07/31/2030(d)		12	6,483
0.50%, 07/31/2040(d)		45	24,752
1.00%, 07/31/2035(d)		99	63,262

			94,497

El Salvador – 0.1%
El Salvador Government International Bond 6.375%, 01/18/2027(d)		122	47,717

Gabon – 0.2%
Gabon Government International Bond 6.625%, 02/06/2031(d)		200	169,475

Ghana – 0.1%
Ghana Government International Bond 8.95%, 03/26/2051(d)		200	102,413

Guatemala – 0.3%
Guatemala Government Bond 4.90%, 06/01/2030(d)		200	190,725

Kenya – 0.2%
Republic of Kenya Government International Bond 6.875%, 06/24/2024(d)		200	186,250

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lebanon – 0.0%
Lebanon Government International Bond 6.60%, 11/27/2026(a)(d)(g)	U.S.$	107	$9,349

Senegal – 0.2%
Senegal Government International Bond 6.75%, 03/13/2048(d)		200	154,100

Ukraine – 0.1%
Ukraine Government International Bond 7.75%, 09/01/2027(d)		150	58,275

Total Emerging Markets - Sovereigns (cost $1,607,569)			1,080,200

		Notional Amount
OPTIONS PURCHASED - PUTS – 0.8%
Options on Equity Indices – 0.8%
Euro STOXX 50 Index Expiration: Nov 2022; Contracts: 1,270; Exercise Price: EUR 2,975.00; Counterparty: Citibank, NA(a)	EUR	3,778,250	76,598
FTSE 100 Index Expiration: Nov 2022; Contracts: 270; Exercise Price: GBP 6,200.00; Counterparty: Citibank, NA(a)	GBP	167,400	30,915
Nikkei 225 Index Expiration: Nov 2022; Contracts: 17,000; Exercise Price: JPY 21,750.00; Counterparty: UBS AG(a)	JPY	369,750,000	40,775
S&P 500 Index Expiration: Nov 2022; Contracts: 9,600; Exercise Price: USD 3,150.00; Counterparty: UBS AG(a)	USD	30,240,000	507,861

Total Options Purchased - Puts (premiums paid $939,422)			656,149

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 0.4%
Colombia – 0.1%
Colombian TES Series B 6.25%, 11/26/2025	COP	328,100	77,137

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.2%
Indonesia Treasury Bond Series FR70 8.375%, 03/15/2024	IDR	1,105,000	$79,952
Series FR71 9.00%, 03/15/2029		854,000	64,924

			144,876

Mexico – 0.1%
Mexican Bonos Series M 20 10.00%, 12/05/2024	MXN	1,797	93,132

Total Governments - Treasuries (cost $341,780)			315,145

EMERGING MARKETS - TREASURIES – 0.3%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 01/01/2023-01/01/2025	BRL	518	105,620

South Africa – 0.2%
Republic of South Africa Government Bond Series 2032 8.25%, 03/31/2032	ZAR	1,908	106,883

Total Emerging Markets - Treasuries (cost $224,463)			212,503

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Petroleos Mexicanos 5.95%, 01/28/2031	U.S.$	43	35,737
7.69%, 01/23/2050		47	36,425

Total Quasi-Sovereigns (cost $87,952)			72,162

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.2%
Investment Companies – 4.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(e)(f)(h) (cost $3,270,746)	3,270,746	$3,270,746

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $82,065,527)		77,060,940

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(e)(f)(h) (cost $492,636)	492,636	492,636

Total Investments – 100.3% (cost $82,558,163)		77,553,576
Other assets less liabilities – (0.3)%		(264,116)

Net Assets – 100.0%		$77,289,460

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	8	June 2022	$930,097	$470
Euro-Bund Futures	10	June 2022	1,627,180	(19,989)
FTSE KLCI Futures	5	June 2022	89,014	928
FTSE Taiwan Index Futures	3	June 2022	174,000	7,004
FTSE/JSE Top 40 Futures	2	June 2022	83,766	4,601
Hang Seng Index Futures	4	June 2022	545,264	38,220
Long Gilt Futures	3	September 2022	438,401	(5,913)
SET 50 Futures	21	June 2022	122,490	2,510
SGX Nifty 50 Futures	13	June 2022	430,560	10,690
TOPIX Index Futures	2	June 2022	296,578	5,000
U.S. T-Note 10 Yr (CBT) Futures	27	September 2022	3,225,234	(13,006)
WIG 20 Index Futures	24	June 2022	207,774	(8,992)

Sold Contracts
Euro STOXX 50 Index Futures	34	June 2022	1,381,186	(30,914)
FTSE 100 Index Futures	5	June 2022	477,924	(22,803)
FTSE China A50 Futures	12	June 2022	162,672	(5,840)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Mexican BOLSA Index Futures	3	June 2022	$78,943	$(1,191)
MSCI Singapore IX ETS Futures	25	June 2022	547,973	(11,068)
OMXS30 Index Futures	2	June 2022	41,849	(691)
S&P 500 E-Mini Futures	34	June 2022	7,023,125	152,139
S&P TSX 60 Index Futures	2	June 2022	396,411	18,512
SPI 200 Futures	4	June 2022	517,569	(8,129)
TOPIX Index Futures	3	June 2022	444,867	3,518

				$115,056

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	39	PHP	2,069	07/28/2022	$(109)
Bank of America, NA	USD	100	KRW	126,529	07/27/2022	1,979
Barclays Bank PLC	IDR	2,139,844	USD	147	07/28/2022	9
Barclays Bank PLC	IDR	1,146,593	USD	78	07/28/2022	(894)
Barclays Bank PLC	INR	6,648	USD	87	07/07/2022	1,248
Barclays Bank PLC	MYR	14,200	USD	3,360	06/16/2022	116,931
Barclays Bank PLC	BRL	2,529	USD	535	06/02/2022	2,661
Barclays Bank PLC	EUR	698	USD	728	06/15/2022	(22,136)
Barclays Bank PLC	BRL	641	USD	132	07/05/2022	(1,945)
Barclays Bank PLC	CNH	618	USD	91	07/21/2022	(990)
Barclays Bank PLC	USD	2,905	MYR	12,235	06/16/2022	(110,581)
Barclays Bank PLC	USD	103	MYR	451	06/16/2022	59
Barclays Bank PLC	USD	503	BRL	2,529	06/02/2022	29,056
Barclays Bank PLC	USD	237	KRW	300,332	07/27/2022	4,358
Barclays Bank PLC	USD	398	IDR	5,801,257	07/28/2022	429
Barclays Bank PLC	USD	860	IDR	12,485,792	07/28/2022	(2,476)
BNP Paribas SA	IDR	1,324,513	USD	90	07/28/2022	(1,017)
BNP Paribas SA	USD	39	PHP	2,069	07/28/2022	(105)
BNP Paribas SA	USD	1	COP	3,937	07/15/2022	77
Credit Suisse International	GBP	403	USD	507	06/15/2022	(1,121)
Deutsche Bank AG	PHP	11,978	USD	227	07/28/2022	(682)
Deutsche Bank AG	TWD	9,046	USD	307	07/27/2022	(6,606)
Deutsche Bank AG	CHF	519	USD	517	06/15/2022	(24,092)
Deutsche Bank AG	BRL	469	USD	93	06/02/2022	(5,849)
Deutsche Bank AG	USD	99	BRL	469	06/02/2022	(494)
Deutsche Bank AG	USD	707	PHP	37,414	07/28/2022	3,165
Goldman Sachs International	MYR	6,415	USD	1,507	06/16/2022	42,324
Goldman Sachs International	BRL	378	USD	80	06/02/2022	398
Goldman Sachs International	USD	75	BRL	378	06/02/2022	4,596
Goldman Sachs International	USD	2,701	MYR	11,450	06/16/2022	(86,088)
HSBC Bank USA	TWD	3,786	USD	130	07/27/2022	(709)
JPMorgan Chase Bank, NA	INR	9,444	USD	121	07/07/2022	28
JPMorgan Chase Bank, NA	BRL	2,438	USD	504	06/02/2022	(9,320)
JPMorgan Chase Bank, NA	USD	499	BRL	2,438	07/05/2022	9,306

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	516	BRL	2,438	06/02/2022	$(2,565)
Morgan Stanley Capital Services, Inc.	CNH	3,191	USD	467	07/21/2022	(10,547)
Morgan Stanley Capital Services, Inc.	MYR	2,346	USD	553	06/16/2022	16,844
Morgan Stanley Capital Services, Inc.	INR	349	USD	5	07/07/2022	80
Morgan Stanley Capital Services, Inc.	PEN	3	USD	1	07/15/2022	(10)
Morgan Stanley Capital Services, Inc.	USD	123	MYR	519	06/16/2022	(4,373)
Standard Chartered Bank	IDR	5,821,453	USD	405	07/28/2022	4,889
State Street Bank & Trust Co.	THB	26,537	USD	793	06/16/2022	17,502
State Street Bank & Trust Co.	ZAR	6,654	USD	437	06/23/2022	12,995
State Street Bank & Trust Co.	CZK	5,166	USD	219	07/14/2022	(3,782)
State Street Bank & Trust Co.	ZAR	1,173	USD	73	06/23/2022	(1,799)
State Street Bank & Trust Co.	NOK	769	USD	78	06/15/2022	(4,065)
State Street Bank & Trust Co.	CHF	375	USD	392	06/15/2022	1,242
State Street Bank & Trust Co.	GBP	293	USD	371	06/15/2022	1,311
State Street Bank & Trust Co.	CHF	270	USD	280	06/15/2022	(1,611)
State Street Bank & Trust Co.	NZD	224	USD	145	06/15/2022	(1,150)
State Street Bank & Trust Co.	EUR	221	USD	238	06/15/2022	226
State Street Bank & Trust Co.	CAD	206	USD	161	06/15/2022	(1,996)
State Street Bank & Trust Co.	GBP	194	USD	236	06/15/2022	(7,478)
State Street Bank & Trust Co.	GBP	94	USD	123	06/09/2022	4,302
State Street Bank & Trust Co.	USD	661	AUD	939	06/15/2022	13,033
State Street Bank & Trust Co.	USD	255	CAD	328	06/15/2022	3,863
State Street Bank & Trust Co.	USD	466	EUR	436	06/15/2022	2,373
State Street Bank & Trust Co.	USD	145	NZD	222	06/15/2022	(608)
State Street Bank & Trust Co.	USD	233	NZD	371	06/15/2022	8,524
State Street Bank & Trust Co.	USD	239	NOK	2,290	06/15/2022	5,552
State Street Bank & Trust Co.	USD	294	SEK	2,924	06/15/2022	5,036
State Street Bank & Trust Co.	USD	276	PLN	1,235	07/07/2022	12,092
State Street Bank & Trust Co.	USD	331	ZAR	5,260	06/23/2022	4,025
State Street Bank & Trust Co.	USD	184	NOK	1,618	06/17/2022	(11,388)
State Street Bank & Trust Co.	USD	148	MXN	2,996	07/20/2022	2,423
State Street Bank & Trust Co.	USD	562	THB	18,922	06/16/2022	(9,073)
State Street Bank & Trust Co.	USD	92	JPY	11,817	06/15/2022	237
State Street Bank & Trust Co.	USD	531	JPY	67,394	06/15/2022	(6,854)
State Street Bank & Trust Co.	USD	237	HUF	85,882	07/07/2022	(5,552)
UBS AG	KRW	1,280,912	USD	1,028	07/27/2022	(3,328)
UBS AG	USD	48	CLP	40,758	07/15/2022	1,217

						$(17,003)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	4.60%	USD	3,390	$(88,105)	$(42,611)	$(45,494)
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)	Quarterly	4.60	USD	1,430	(60,728)	(23,252)	(37,476)
iTraxx Xover Series 37, 5 Year Index, 06/20/2027*	(5.00)	Quarterly	4.38	EUR	1,180	(45,551)	(30,144)	(15,407)

Sale Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00	Quarterly	4.30	USD	3,050	111,604	157,252	(45,648)
iTraxx Xover Series 36, 5 Year Index, 12/20/2026*	5.00	Quarterly	4.09	EUR	680	32,868	60,241	(27,373)

						$(49,912)	$121,486	$(171,398)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
CNY	740	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	$968	$	– 0	–	$968
CNY	2,204	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	3,324		– 0	–	3,324
CNY	2,236	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	3,557		– 0	–	3,557
USD	1,050	01/10/2027	1 Day SOFR	1.315%	Annual	(53,383)		– 0	–	(53,383)
EUR	100	01/23/2030	6 Month EURIBOR	0.131%	Semi- Annual/ Annual	(11,865)		– 0	–	(11,865)
EUR	430	06/11/2030	6 Month EURIBOR	(0.045)%	Semi- Annual/ Annual	(60,628)		3		(60,631)
EUR	60	06/19/2030	6 Month EURIBOR	(0.119)%	Semi- Annual/ Annual	(8,907)		(3)		(8,904)

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
EUR	520	08/05/2030	6 Month EURIBOR	(0.232)%	Semi- Annual/ Annual	$(84,467)	$	– 0	–	$(84,467)
EUR	600	10/22/2030	6 Month EURIBOR	(0.280)%	Semi- Annual/ Annual	(103,404)		– 0	–	(103,404)
EUR	190	11/12/2030	6 Month EURIBOR	(0.169)%	Semi- Annual/ Annual	(31,149)		– 0	–	(31,149)
EUR	490	05/11/2031	6 Month EURIBOR	0.115%	Semi- Annual/ Annual	(73,080)		1		(73,081)
GBP	920	08/19/2031	1 Day SONIA	0.539%	Annual	(152,010)		– 0	–	(152,010)
CAD	230	08/19/2031	3 month CDOR	1.595%	Semi- Annual	(25,655)		– 0	–	(25,655)
EUR	150	08/19/2031	6 Month EURIBOR	(0.116)%	Semi- Annual/ Annual	(26,375)		– 0	–	(26,375)
USD	1,080	08/23/2031	3 Month LIBOR	1.255%	Quarterly/ Semi- Annual	(141,903)		– 0	–	(141,903)
JPY	337,460	08/27/2031	1 Day TONAR	(0.015)%	Annual	(78,384)		(2,459)		(75,925)
JPY	55,860	08/27/2031	1 Day TONAR	(0.006)%	Semi- Annual	(14,995)		(2)		(14,993)
JPY	29,020	08/27/2031	(0.006)%	1 Day TONAR	Annual	6,550		– 0	–	6,550
JPY	73,970	08/30/2031	0.000%	1 Day TONAR	Annual	16,354		5,982		10,372
JPY	37,290	08/30/2031	1 Day TONAR	0.000%	Annual	(9,804)		(1)		(9,803)
JPY	25,300	08/30/2031	0.000%	1 Day TONAR	Annual	6,704		4,565		2,139
CHF	130	09/14/2031	1 Day SARON	(0.085)%	Annual	(16,750)		427		(17,177)
SEK	310	10/06/2031	3 Month STIBOR	0.888%	Quarterly/ Annual	(4,128)		– 0	–	(4,128)
CHF	90	10/06/2031	1 Day SARON	0.021%	Annual	(10,774)		– 0	–	(10,774)
GBP	180	10/19/2031	1.052%	1 Day SONIA	Annual	19,846		– 0	–	19,846
USD	430	11/17/2031	3 Month LIBOR	1.690%	Quarterly/ Semi- Annual	(44,058)		– 0	–	(44,058)
JPY	24,300	11/18/2031	1 Day TONAR	0.068%	Annual	(4,402)		– 0	–	(4,402)
EUR	330	11/18/2031	6 Month EURIBOR	0.174%	Semi- Annual/ Annual	(50,620)		– 0	–	(50,620)
CHF	60	11/19/2031	1 Day SARON	0.100%	Annual	(6,904)		– 0	–	(6,904)
JPY	34,440	12/08/2031	1 Day TONAR	0.033%	Annual	(7,300)		– 0	–	(7,300)
SEK	3,040	12/08/2031	3 Month STIBOR	0.791%	Quarterly/ Annual	(44,543)		– 0	–	(44,543)
NZD	40	01/14/2032	3 Month BKBM	2.755%	Quarterly/ Semi- Annual	(2,292)		– 0	–	(2,292)
AUD	190	02/14/2032	2.482%	6 Month BBSW	Semi- Annual	12,276		– 0	–	12,276
CAD	240	03/02/2032	2.299%	3 Month CDOR	Semi- Annual	16,221		7		16,214

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
AUD	90	03/03/2032	6 Month BBSW	2.420%	Semi- Annual	$(6,211)	$	– 0	–	$(6,211)
NZD	370	03/04/2032	3 Month BKBM	3.050%	Quarterly/ Semi- Annual	(16,679)		– 0	–	(16,679)
EUR	90	03/04/2032	0.710%	6 Month EURIBOR	Annual/ Semi- Annual	9,453		– 0	–	9,453
NOK	1,690	05/10/2032	6 Month NIBOR	3.140%	Semi- Annual/ Annual	3,263		– 0	–	3,263
USD	1,320	05/13/2032	1 Day SOFR	1.333%	Annual	(150,646)		(160,234)		9,588
USD	300	05/13/2032	1.603%	1 Day SOFR	Annual	27,070		29,844		(2,774)
CAD	230	05/24/2032	3.343%	3 Month CDOR	Semi- Annual	122		– 0	–	122
NOK	1,240	05/25/2032	6 Month NIBOR	2.913%	Semi- Annual/ Annual	(268)		– 0	–	(268)
USD	290	05/13/2052	1 Day SOFR	1.533%	Annual	(61,496)		(57,899)		(3,597)

						$(1,177,372)		$(179,769)		$(997,603)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABUSCG(1)	OBFR Plus 0.10%	Maturity	USD	6,170	06/01/2022	$(20,255)
MLABWGC1(2)	OBFR Plus 0.22%	Maturity	USD	8,004	06/24/2022	– 0	–
Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.000%	Monthly	CHF	233	06/17/2022	2,273
Swiss Market Index Futures	0.000%	Monthly	CHF	233	06/17/2022	(1,181)

Pay Total Return on Reference Obligation
Bank of America, NA
MSCI Daily TR Gross World USD Index	OBFR Plus 0.31%	Maturity	USD	8,102	02/28/2023	487,693
S&P 500 Total Return Index	OBFR Plus 0.29%	Maturity	USD	6,683	03/01/2023	263,583

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
KOSPI 200 Futures	0.000%	Monthly	KRW	177,075	06/09/2022	$(3,687)
KOSPI 200 Futures	0.000%	Monthly	KRW	177,075	06/09/2022	(3,840)
IBOVESPA Futures	0.000%	Monthly	BRL	112	06/15/2022	2,215
IBOVESPA Futures	0.000%	Monthly	BRL	447	06/15/2022	1,235
IBOVESPA Futures	0.000%	Monthly	BRL	895	06/15/2022	(2,119)
IBOVESPA Futures	0.000%	Monthly	BRL	447	06/15/2022	(3,944)

						$721,973

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2022, the aggregate market value of these securities amounted to $1,141,580 or 1.5% of net assets.

(e)	Affiliated investments.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Defaulted.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

REIT – Real Estate Investment Trust

SARON – Swiss Average Rate Overnight

SET – Stock Exchange of Thailand

SGX – Singapore Exchange

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TONAR – Tokyo Overnight Average Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

(1)	The following table represents the equity basket holdings underlying the total return swap in MLABUSCG as of May 31, 2022.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Mastercard, Inc.	1,598	$571,902	9.3%
Microsoft Corp.	2,078	565,044	9.2%
Abbott Laboratories	4,023	472,599	7.7%
Amazon.com, Inc.	3,291	395,578	6.4%
Automatic Data Processing, Inc.	1,737	387,313	6.3%
Charles Schwab Corp. (The)	5,405	378,895	6.1%
CDW Corp./DE	2,149	365,024	5.9%
NIKE, Inc.	3,040	361,336	5.9%
American Tower Corp.	1,304	333,901	5.4%
IQVIA Holdings, Inc.	1,412	303,837	4.9%
TJX Cos., Inc. (The)	4,444	282,494	4.6%
Zoetis, Inc.	1,637	279,763	4.5%
Aptiv PLC	2,384	253,289	4.1%
Cooper Cos., Inc. (The)	705	247,193	4.0%
Amphenol Corp.	3,378	239,365	3.9%
Stericycle, Inc	4,642	234,670	3.8%
Constellation Brands, Inc.	843	206,850	3.4%
Meta Platforms, Inc.	1,016	196,712	3.2%
Eaton Corp.	683	94,635	1.5%

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(2)	The following table represents the 50 largest equity basket holdings underlying the total return swap in MLABWGC1 as of May 31, 2022.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Microsoft Corp.	1,744	$474,021	5.9%
Alphabet, Inc.	138	315,475	3.9%
Otis Worldwide Corp.	4,050	301,288	3.8%
Samsung Electronics Co., Ltd.	5,324	290,052	3.6%
Visa, Inc.	1,334	283,082	3.5%
Meta Platforms, Inc.	1,342	259,784	3.2%
Asahi Group Holdings Ltd.	7,221	243,619	3.0%
Anthem, Inc.	472	240,616	3.0%
Goldman Sachs Group, Inc. (The)	734	240,067	3.0%
Royal Dutch Shell PLC	79	236,761	3.0%
Sanofi	2,113	224,971	2.8%
Cognizant Technology Solutions Corp.	2,708	202,295	2.5%
Paypal Holdings, Inc.	2,328	198,361	2.5%
Coca-Cola Co. (The)	3,106	196,846	2.5%
Comcast Corp.	4,354	192,785	2.4%
BlackRock, Inc.	275	184,139	2.3%
Starbucks Corp.	2,260	177,374	2.2%
Roche Holding AG	497	169,139	2.1%
Applied Materials, Inc.	1,393	163,384	2.0%
Amazon.com, Inc.	1,352	162,524	2.0%
Credit Suisse Group AG	23,117	162,303	2.0%
Akamai Technologies, Inc.	1,569	158,523	2.0%
Galaxy Entertainment Group Ltd.	29,372	156,677	2.0%
Medtronic PLC	1,541	154,287	1.9%
Prosus NV	2,982	154,239	1.9%
Thermo Fisher Scientific Inc.	269	152,704	1.9%
Electronic Arts Inc.	1,044	144,806	1.8%
Parker-Hannifin Corp.	518	140,954	1.8%
Linde PLC	405	131,545	1.6%
CBRE Group, Inc.	1,556	128,878	1.6%
Dover Corp.	948	126,890	1.6%
Moody’s Corp.	408	123,051	1.5%
Mitsubishi Heavy Industries Ltd.	20,484	116,188	1.5%
Koninklijke Ahold Delhaize	4,414	113,431	1.4%
Volvo AB	6,114	106,907	1.3%
SAP SE	1,072	106,591	1.3%
Alibaba Group Holding Ltd.	1,036	99,540	1.2%
Compass Group PLC	43	95,772	1.2%
Iberdrola SA	7,693	90,937	1.1%
Citigroup, Inc.	1,478	78,967	1.0%
NIKE, Inc.	603	71,661	0.9%
SoftBank Group Corp.	1,643	68,708	0.9%
London Stock Exchange Group PLC	7	67,265	0.8%
Service Corp. International/US	906	63,417	0.8%
Kering SA	110	59,812	0.7%
ABN AMRO Bank NV (GDR)	4,766	55,675	0.7%
VMware, Inc.	410	52,566	0.7%
Infineon Technologies AG	1,614	50,049	0.6%
Neste Oyj	1,022	46,778	0.6%
Adidas AG	241	41,744	0.5%
Other Long	4,158	125,728	1.6%

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

STATEMENT OF ASSETS & LIABILITIES

May 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $43,788,163)	$41,224,357	(a)
Affiliated issuers (cost $38,770,000—including investment of cash collateral for securities loaned of $492,636)	36,329,219
Cash	51,421
Cash collateral due from broker	480,464
Foreign currencies, at value (cost $739,062)	733,312
Unrealized appreciation on total return swaps	756,999
Unrealized appreciation on forward currency exchange contracts	334,390
Unaffiliated dividends and interest receivable	187,016
Affiliated dividends receivable	178,387
Receivable for newly entered centrally cleared credit default swaps	50,682
Receivable for terminated total return swaps	41,414
Receivable for capital stock sold	40,980
Receivable for investment securities sold and foreign currency transactions	29,154
Receivable due from Adviser	17,842

Total assets	80,455,637

Liabilities
Cash collateral due to broker	1,655,000
Payable for collateral received on securities loaned	492,636
Unrealized depreciation on forward currency exchange contracts	351,393
Payable for investment securities purchased and foreign currency transactions	233,407
Custody and accounting fees payable	166,729
Payable for variation margin on centrally cleared swaps	119,088
Unrealized depreciation on total return swaps	35,026
Payable for capital stock redeemed	23,835
Payable for variation margin on futures	14,352
Foreign capital gains tax payable	6,000
Directors’ fees payable	5,049
Distribution fee payable	1,783
Transfer Agent fee payable	1,080
Accrued expenses	60,799

Total liabilities	3,166,177

Net Assets	$77,289,460

Composition of Net Assets
Capital stock, at par	$926
Additional paid-in capital	97,129,436
Accumulated loss	(19,840,902)

Net Assets	$77,289,460

See notes to financial statements.

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$7,459,015	895,147	$8.33	*

C	$327,914	39,301	$8.34

Advisor	$69,502,531	8,329,504	$8.34

(a)	Includes securities on loan with a value of $884,755 (see Note E).

*	The maximum offering price per share for Class A shares was $8.70 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (unaudited)

Investment Income
Dividends
Affiliated issuers	$816,254
Unaffiliated issuers (net of foreign taxes withheld of $32,764)	352,702
Interest (net of foreign taxes withheld of $469)	94,506
Securities lending income	4,956	$1,268,418

Expenses
Advisory fee (see Note B)	236,481
Distribution fee—Class A	11,112
Distribution fee—Class C	2,128
Transfer agency—Class A	2,055
Transfer agency—Class C	108
Transfer agency—Advisor Class	17,789
Custody and accounting	104,899
Audit and tax	51,421
Administrative	45,223
Registration fees	27,325
Printing	20,328
Legal	16,387
Directors’ fees	9,728
Miscellaneous	16,389

Total expenses	561,373
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(302,072)

Net expenses		259,301

Net investment income		1,009,117

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(443,878)
Investment transactions		806,460
Forward currency exchange contracts		(95,188)
Futures		(1,387,046)
Swaps		(2,252,531)
Foreign currency transactions		(247,968)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(2,319,932)
Investments(a)		(4,269,468)
Forward currency exchange contracts		(131,321)
Futures		430,173
Swaps		195,362
Foreign currency denominated assets and liabilities		(12,192)

Net loss on investment and foreign currency transactions		(9,727,529)

Net Decrease in Net Assets from Operations		$(8,718,412)

(a)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $227.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2022 (unaudited)		Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,009,117		$2,333,319
Net realized gain (loss) on investment and foreign currency transactions	(3,620,151)		5,780,229
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,107,378)		(1,726,453)
Contributions from Affiliates (see Note B)	– 0	–	70

Net increase (decrease) in net assets from operations	(8,718,412)		6,387,165
Distributions to Shareholders
Class A	(111,513)		(268,120)
Class C	(3,396)		(15,088)
Advisor Class	(1,051,848)		(2,855,141)
Return of Capital
Class A	– 0	–	(44,170)
Class C	– 0	–	(2,486)
Advisor Class	– 0	–	(470,354)
Capital Stock Transactions
Net decrease	(5,705,988)		(4,103,075)

Total decrease	(15,591,157)		(1,371,269)
Net Assets
Beginning of period	92,880,617		94,251,886

End of period	$77,289,460		$92,880,617

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

NOTES TO FINANCIAL STATEMENTS

May 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2022:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$7,265,263		$704,435		$	– 0	–	$7,969,698
Health Care	3,324,964		1,703,492			– 0	–	5,028,456
Financials	2,725,182		2,158,793			– 0	–	4,883,975
Communication Services	2,013,927		777,811			– 0	–	2,791,738
Consumer Discretionary	1,682,920		918,722			– 0	–	2,601,642
Industrials	1,308,741		1,075,067			– 0	–	2,383,808
Energy	1,045,269		1,086,999			– 0	–	2,132,268
Consumer Staples	1,165,812		752,022			– 0	–	1,917,834
Materials	609,862		892,888			– 0	–	1,502,750
Real Estate	854,126		355,723			– 0	–	1,209,849
Utilities	642,665		338,605			– 0	–	981,270
Investment Companies	33,219,093		– 0	–		– 0	–	33,219,093
Preferred Stocks	4,831,654		– 0	–		– 0	–	4,831,654
Emerging Markets – Sovereigns	– 0	–	1,080,200			– 0	–	1,080,200
Options Purchased – Puts	– 0	–	656,149			– 0	–	656,149
Governments – Treasuries	– 0	–	315,145			– 0	–	315,145
Emerging Markets – Treasuries	– 0	–	212,503			– 0	–	212,503
Quasi-Sovereigns	– 0	–	72,162			– 0	–	72,162
Short-Term Investments	3,270,746		– 0	–		– 0	–	3,270,746
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	492,636		– 0	–		– 0	–	492,636

Total Investments in Securities	64,452,860		13,100,716			– 0	–	77,553,576
Other Financial Instruments(a):
Assets:
Futures	243,592		– 0	–		– 0	–	243,592	(b)
Forward Currency Exchange Contracts	– 0	–	334,390			– 0	–	334,390
Centrally Cleared Credit Default Swaps	– 0	–	144,472			– 0	–	144,472	(b)
Centrally Cleared Interest Rate Swaps	– 0	–	125,708			– 0	–	125,708	(b)
Total Return Swaps	– 0	–	756,999			– 0	–	756,999
Liabilities:
Futures	(128,536)		– 0	–		– 0	–	(128,536	)(b)
Forward Currency Exchange Contracts	– 0	–	(351,393)			– 0	–	(351,393)
Centrally Cleared Credit Default Swaps	– 0	–	(194,384)			– 0	–	(194,384	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–	(1,303,080)			– 0	–	(1,303,080	)(b)
Total Return Swaps	– 0	–	(35,026)			– 0	–	(35,026)

Total	$64,567,916		$12,578,402		$	– 0	–	$77,146,318

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2022, such reimbursements/waivers amounted to $184,371. The Expense Caps may not be terminated by the Adviser before February 28, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2022, the Adviser voluntarily agreed to waive such fees in the amount of $45,223.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,926 for the six months ended May 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $24 from the sale of Class A shares and received $6 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2022, such waiver amounted to $3,881.

The Fund currently invests in AB High Income Fund, Inc. (“ABHI”), and AB Bond Fund, Inc. - AB All Market Real Return Portfolio (“AMRR”) each an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2023 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI and AMRR that are indirectly borne by the Fund. For the six months ended May 31, 2022, such waivers amounted to $68,554.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2022 is as follows:

													Distributions
Fund	Market Value 11/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 5/31/22 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$26,525		$24,420	$47,675		$	– 0	–	$	– 0	–	$3,270	$3		$	– 0	–
AB Bond Fund, Inc.—AB All Market Real Return Portfolio	– 0	–	1,597	– 0	–		– 0	–		(41)		1,556	– 0	–		– 0	–
AB High Income Fund, Inc.	15,120		22,123	3,510			(444)			(2,279)		31,010	813			– 0	–
Government Money Market Portfolio*	727		5,444	5,678			– 0	–		– 0	–	493	0	**		– 0	–

Total							$(444)			$(2,320)		$36,329	$816		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended November 30, 2021, the Adviser reimbursed the Fund $70 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,014 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder

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vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$49,935,081		$27,978,965
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,079,186
Gross unrealized depreciation	(8,432,748)

Net unrealized depreciation	$(5,353,562)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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NOTES TO FINANCIAL STATEMENTS (continued)

the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended May 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter

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markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2022, the Fund held purchased options for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central

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clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams

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are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default

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by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended May 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

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derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended May 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$470	*	Receivable/Payable for variation margin on futures	$38,908	*

Equity contracts	Receivable/Payable for variation margin on futures	243,122	*	Receivable/Payable for variation margin on futures	89,628	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	171,398	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	97,672	*	Receivable/Payable for variation margin on centrally cleared swaps	1,095,275	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	334,390		Unrealized depreciation on forward currency exchange contracts	351,393

Equity contracts	Investments in securities, at value	656,149

Equity contracts	Unrealized appreciation on total return swaps	756,999		Unrealized depreciation on total return swaps	35,026

Total		$2,088,802			$1,781,628

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(231,568)	$(51,639)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,155,478)	481,812

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(95,188)	(131,321)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	512,088	(935,446)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(991,956)	(527,983)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(281,317)	(124,926)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(979,258)	848,271

Total		$(3,222,677)	$(441,232)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2022:

Futures:
Average notional amount of buy contracts	$15,185,523
Average notional amount of sale contracts	$9,206,233
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$30,853,740
Average principal amount of sale contracts	$31,276,148
Purchased Options:
Average notional amount	$53,618,502
Centrally Cleared Interest Rate Swaps:
Average notional amount	$24,051,671
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,108,902	(a)
Average notional amount of sale contracts	$10,556,574
Total Return Swaps:
Average notional amount	$19,222,984

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$753,255	$(20,364)		$(670,000)		$	– 0	–	$62,891
Barclays Bank PLC	154,751	(139,022)		– 0	–		– 0	–	15,729
BNP Paribas SA	77	(77)		– 0	–		– 0	–	– 0	–
Citibank, NA	107,513	– 0	–	(107,513)			– 0	–	– 0	–
Deutsche Bank AG	3,165	(3,165)		– 0	–		– 0	–	– 0	–
Goldman Sachs International	47,318	(47,318)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	9,334	(9,334)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	22,647	(22,647)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	4,889	– 0	–	– 0	–		– 0	–	4,889
State Street Bank & Trust Co.	94,736	(55,356)		– 0	–		– 0	–	39,380
UBS AG	549,853	(3,328)		(546,525)			– 0	–	– 0	–

Total	$1,747,538	$(300,611)		$(1,324,038)		$	– 0	–	$122,889	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$20,364	$(20,364)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	139,022	(139,022)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	1,122	(77)			– 0	–		– 0	–		1,045
Credit Suisse International	1,121	– 0	–		– 0	–		– 0	–		1,121
Deutsche Bank AG	37,723	(3,165)			– 0	–		– 0	–		34,558
Goldman Sachs International	86,088	(47,318)			– 0	–		– 0	–		38,770
HSBC Bank USA	709	– 0	–		– 0	–		– 0	–		709
JPMorgan Chase Bank, NA	11,885	(9,334)			– 0	–		– 0	–		2,551
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	29,701	(22,647)			(7,054)			– 0	–		– 0	–
State Street Bank & Trust Co.	55,356	(55,356)			– 0	–		– 0	–		– 0	–
UBS AG	3,328	(3,328)			– 0	–		– 0	–		– 0	–

Total	$386,419	$(300,611)			$(7,054)		$	– 0	–		$78,754	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or

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its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2022 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$884,755	$492,636	$441,430	$4,761	$195	$43

*	As of May 31, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Class A
Shares sold	7,173	359,195	$65,775	$3,394,142

Shares issued in reinvestment of dividends	11,757	30,345	104,269	287,240

Shares converted from Class C	705	2,833	6,224	27,168

Shares redeemed	(181,895)	(63,925)	(1,589,169)	(606,436)

Net increase (decrease)	(162,260)	328,448	$(1,412,901)	$3,102,114

Class C
Shares sold	156	729	$1,370	$6,960

Shares issued in reinvestment of dividends	265	1,346	2,363	12,729

Shares converted to Class A	(704)	(2,833)	(6,224)	(27,168)

Shares redeemed	(12,308)	(40,330)	(107,865)	(377,822)

Net decrease	(12,591)	(41,088)	$(110,356)	$(385,301)

Advisor Class
Shares sold	1,088,252	2,384,491	$9,618,443	$22,647,233

Shares issued in reinvestment of dividends	91,073	266,566	807,349	2,524,008

Shares redeemed	(1,650,861)	(3,386,718)	(14,608,523)	(31,991,129)

Net decrease	(471,536)	(735,661)	$(4,182,731)	$(6,819,888)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

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NOTES TO FINANCIAL STATEMENTS (continued)

fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Fund.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed

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NOTES TO FINANCIAL STATEMENTS (continued)

and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2022 will be determined at the end of the current fiscal

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NOTES TO FINANCIAL STATEMENTS (continued)

year. The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$3,138,349	$4,349,158

Total taxable distributions	$3,138,349	$4,349,158
Return of Capital	517,010	– 0	–

Total distributions paid	$3,655,359	$4,349,158

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(8,287,709	)(a)
Unrealized appreciation/(depreciation)	(1,647,331	)(b)

Total accumulated earnings/(deficit)	$(9,935,040	)(c)

(a)

As of November 30, 2021, the Fund had a net capital loss carryforward of $7,595,084. During the fiscal year, the Fund utilized $4,443,404 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2021, the cumulative deferred loss on straddles was $692,625.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund had a net short-term capital loss carryforward of $5,344,781 and a net long-term capital loss carryforward of $2,250,303, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.36	$ 9.09	$ 9.94	$ 9.30	$ 10.43	$ 9.90

Income From Investment Operations

Net investment income(a)(b)	.09	.21	.26	.33	.48	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.01)	.42	(.73)	.74	(.95)	.72

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.92)	.63	(.47)	1.07	(.47)	1.17

Less: Dividends and Distributions

Dividends from net investment income	(.11)	(.31)	(.38)	(.43)	(.45)	(.64)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.21)	– 0	–

Return of capital	– 0	–	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.36)	(.38)	(.43)	(.66)	(.64)

Net asset value, end of period	$ 8.33	$ 9.36	$ 9.09	$ 9.94	$ 9.30	$ 10.43

Total Return

Total investment return based on net asset value(d)	(9.78)%	6.95%	(4.51)%	11.77%	(4.80)%	12.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,459	$9,897	$6,624	$7,463	$5,590	$5,247

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.82	%^	.85%	.76%	.78%	.74%	.76%

Expenses, before waivers/reimbursements(e)‡	1.52	%^	1.52%	1.37%	1.41%	1.37%	1.80%

Net investment income(b)	2.13	%^	2.22%	2.87%	3.43%	4.85%	4.39%

Portfolio turnover rate	41%	86%	105%	77%	74%	69%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.15%	.24%	.24%	.26%	.23%

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.37	$ 9.09	$ 9.94	$ 9.30	$ 10.44	$ 9.90

Income From Investment Operations

Net investment income(a)(b)	.06	.16	.19	.25	.40	.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.02)	.40	(.73)	.75	(.95)	.73

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.96)	.56	(.54)	1.00	(.55)	1.10

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.24)	(.31)	(.36)	(.38)	(.56)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.21)	– 0	–

Return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.28)	(.31)	(.36)	(.59)	(.56)

Net asset value, end of period	$ 8.34	$ 9.37	$ 9.09	$ 9.94	$ 9.30	$ 10.44

Total Return

Total investment return based on net asset value(d)	(10.16)%	6.17%	(5.25)%	10.98%	(5.57	)%(f)	11.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$328	$486	$845	$1,105	$704	$426

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.57	%^	1.59%	1.51%	1.53%	1.49%	1.52%

Expenses, before waivers/reimbursements(e)‡	2.27	%^	2.25%	2.12%	2.16%	2.13%	2.65%

Net investment income(b)	1.45	%^	1.68%	2.15%	2.65%	4.11%	3.63%

Portfolio turnover rate	41%	86%	105%	77%	74%	69%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.15%	.24%	.24%	.26%	.23%

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.37	$ 9.10	$ 9.96	$ 9.32	$ 10.45	$ 9.91

Income From Investment Operations

Net investment income(a)(b)	.11	.25	.28	.36	.50	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.02)	.40	(.73)	.73	(.95)	.73

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.91)	.65	(.45)	1.09	(.45)	1.20

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.33)	(.41)	(.45)	(.47)	(.66)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.21)	– 0	–

Return of capital	– 0	–	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.38)	(.41)	(.45)	(.68)	(.66)

Net asset value, end of period	$ 8.34	$ 9.37	$ 9.10	$ 9.96	$ 9.32	$ 10.45

Total Return

Total investment return based on net asset value(d)	(9.65)%	7.20%	(4.35)%	12.03%	(4.56)%	12.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$69,502	$82,498	$86,783	$99,571	$97,826	$89,667

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.57	%^	.60%	.51%	.53%	.49%	.52%

Expenses, before waivers/reimbursements(e)‡	1.28	%^	1.26%	1.12%	1.15%	1.12%	1.61%

Net investment income(b)	2.38	%^	2.58%	3.12%	3.77%	5.09%	4.64%

Portfolio turnover rate	41%	86%	105%	77%	74%	69%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17	%^	.15%	.24%	.24%	.26%	.23%

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Six Months Ended May 31, 2022		Year Ended November 30,
			2021	2020	2019	2018	2017

Class A	.17	%^	.14%	.23%	.21%	.25%	.22%
Class C	.17	%^	.14%	.23%	.21%	.25%	.22%
Advisor Class	.17	%^	.14%	.23%	.21%	.25%	.22%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Karen Watkin(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy and Ms. Watkin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since its inception in December 2014. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of the Fund, on the other. The directors noted that the Adviser may, in some

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 81

cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense

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ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0152-0522

MAY    05.31.22

SEMI-ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 11, 2022

This report provides management’s discussion of fund performance for the AB Small Cap Value Portfolio for the semi-annual reporting period ended May 31, 2022.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2022 (unaudited)

	6 Months	12 Months

AB SMALL CAP VALUE PORTFOLIO

Class A Shares	-6.00%	-10.11%

Class C Shares	-6.25%	-10.66%

Advisor Class Shares[1]	-5.88%	-9.85%

Russell 2000 Value Index	-4.50%	-7.67%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended May 31, 2022.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Overall sector selection detracted, relative to the benchmark, mainly due to an underweight to energy and an overweight to consumer discretionary, while underweights to health care and communication services offset some losses. Security selection was positive, as contributions from selection within health care and consumer discretionary offset losses from selection within the industrials and consumer-staples sectors.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector selection drove negative performance, primarily due to an underweight to energy and an overweight to consumer discretionary. Underweights to health care and communication services helped offset some losses. Security selection contributed to returns, led by selection within consumer discretionary and health care, while selection within industrials and consumer staples detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the six-month period ended May 31, 2022. Equity markets began to experience increased volatility, as rapidly rising inflation triggered a hawkish shift among most major central banks away from the accommodative monetary policy that had underpinned an accelerating global economic recovery. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s pledge to enforce its zero-COVID policy raised new supply-chain concerns. The US Federal Reserve raised interest rates in March and signaled that it would move aggressively to harness inflation. The growing fear of recession led to sharp declines and periods of widespread volatility across global equity markets. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, value stocks rose in absolute terms and outperformed growth stocks, which declined, by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future

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DISCLOSURES AND RISKS (continued)

results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.11%	-13.93%

5 Years	7.12%	6.19%

Since Inception[1]	8.15%	7.53%

CLASS C SHARES

1 Year	-10.66%	-11.49%

5 Years	6.36%	6.36%

Since Inception[1]	7.36%	7.36%

ADVISOR CLASS SHARES[2]

1 Year	-9.85%	-9.85%

5 Years	7.39%	7.39%

Since Inception[1]	8.43%	8.43%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.92% and 0.92% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expenses to 1.90% for Class C shares. These waivers/reimbursements may not be terminated prior to February 28, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-19.87%

5 Years	3.47%

Since Inception[1]	5.90%

CLASS C SHARES

1 Year	-17.62%

5 Years	3.62%

Since Inception[1]	5.72%

ADVISOR CLASS SHARES[2]

1 Year	-16.12%

5 Years	4.63%

Since Inception[1]	6.77%

1	Inception date: 12/3/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$940.00	$5.56	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%
Class C
Actual	$1,000	$937.50	$8.02	1.66%
Hypothetical**	$1,000	$1,016.65	$8.35	1.66%
Advisor Class
Actual	$1,000	$941.20	$4.36	0.90%
Hypothetical**	$1,000	$1,020.44	$4.53	0.90%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

PORTFOLIO SUMMARY

May 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $669.8

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

HF Sinclair Corp.	$11,623,934	1.7%

Helmerich & Payne, Inc.	11,265,309	1.7

Cactus, Inc. – Class A	11,136,105	1.7

Independence Realty Trust, Inc.	11,120,677	1.7

Change Healthcare, Inc.	10,922,165	1.6

Physicians Realty Trust	10,839,618	1.6

ArcBest Corp.	10,585,931	1.6

Acadia Healthcare Co., Inc.	10,496,152	1.6

Taylor Morrison Home Corp. – Class A	10,412,919	1.5

Physicians Realty Trust	10,339,457	1.5

	$108,742,267	16.2%

1	All data are as of May 31, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 25.2%
Banks – 17.7%
1st Source Corp.	140,616	$6,611,764
Associated Banc-Corp.	366,980	7,596,486
Bank of Marin Bancorp	126,412	4,158,955
Berkshire Hills Bancorp, Inc.	322,910	8,431,180
Carter Bankshares, Inc.(a)	299,965	4,436,482
First BanCorp./Puerto Rico	673,190	10,050,727
HarborOne Bancorp, Inc.	557,166	7,961,902
Heritage Financial Corp./WA	304,712	7,952,983
Independent Bank Group, Inc.	102,930	7,522,124
Pacific Premier Bancorp, Inc.	178,324	5,806,230
Premier Financial Corp.	165,410	4,494,190
Sandy Spring Bancorp, Inc.	139,591	5,911,679
Synovus Financial Corp.	179,895	7,672,522
Texas Capital Bancshares, Inc.(a)	152,585	8,625,630
TriCo Bancshares	158,683	7,194,687
Umpqua Holdings Corp.	357,754	6,314,358
Webster Financial Corp.	157,143	7,714,150

		118,456,049

Capital Markets – 2.2%
Moelis & Co.	192,926	9,052,088
Stifel Financial Corp.	84,930	5,449,958

		14,502,046

Insurance – 2.7%
Hanover Insurance Group, Inc. (The)	59,960	8,790,136
Selective Insurance Group, Inc.	118,402	9,389,279

		18,179,415

Thrifts & Mortgage Finance – 2.6%
BankUnited, Inc.	229,883	9,576,926
WSFS Financial Corp.	186,243	7,967,475

		17,544,401

		168,681,911

Industrials – 19.0%
Airlines – 0.8%
SkyWest, Inc.(a)	206,391	5,564,301

Building Products – 1.1%
Masonite International Corp.(a)	76,564	7,030,872

Commercial Services & Supplies – 1.2%
MillerKnoll, Inc.	269,980	8,153,396

Construction & Engineering – 4.5%
Arcosa, Inc.	148,100	7,830,047
Dycom Industries, Inc.(a)	107,690	10,027,016
Great Lakes Dredge & Dock Corp.(a)	515,430	7,576,821

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Infrastructure and Energy Alternatives, Inc.(a)	560,276	$4,555,044

		29,988,928

Machinery – 4.4%
Blue Bird Corp.(a)	363,244	4,435,209
Manitowoc Co., Inc. (The)(a)	359,390	4,679,258
REV Group, Inc.	570,250	6,996,967
Shyft Group, Inc. (The)	271,246	6,018,949
Terex Corp.	208,640	7,383,770

		29,514,153

Marine – 0.9%
Kirby Corp.(a)	93,760	6,331,613

Professional Services – 1.1%
Korn Ferry	115,370	7,090,640

Road & Rail – 1.6%
ArcBest Corp.	139,970	10,585,931

Trading Companies & Distributors – 3.4%
Applied Industrial Technologies, Inc.	23,875	2,468,914
GATX Corp.	51,540	5,563,743
H&E Equipment Services, Inc.	192,734	6,870,967
Herc Holdings, Inc.	69,360	8,130,379

		23,034,003

		127,293,837

Consumer Discretionary – 13.5%
Auto Components – 2.3%
Dana, Inc.	351,546	5,821,601
Goodyear Tire & Rubber Co. (The)(a)	746,390	9,643,359

		15,464,960

Diversified Consumer Services – 1.1%
Adtalem Global Education, Inc.(a)	231,890	7,564,252

Hotels, Restaurants & Leisure – 4.7%
Dine Brands Global, Inc.	101,780	7,479,812
Hilton Grand Vacations, Inc.(a)	141,300	6,464,475
Papa John’s International, Inc.	74,741	6,577,955
Scientific Games Corp./DE – Class A(a)	98,530	5,202,384
Six Flags Entertainment Corp.(a)	196,330	5,762,286

		31,486,912

Household Durables – 2.7%
KB Home	218,860	7,548,481
Taylor Morrison Home Corp. – Class A(a)	359,438	10,412,919

		17,961,400

Specialty Retail – 2.7%
Citi Trends, Inc.(a)	145,070	4,334,692
Genesco, Inc.(a)	107,580	6,057,830

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sally Beauty Holdings, Inc.(a)	480,470	$7,283,925

		17,676,447

		90,153,971

Information Technology – 8.5%
Communications Equipment – 0.5%
Casa Systems, Inc.(a)	852,573	3,751,321

Electronic Equipment, Instruments & Components – 2.1%
Belden, Inc.	125,492	7,225,829
TTM Technologies, Inc.(a)	499,800	7,142,142

		14,367,971

IT Services – 0.6%
Unisys Corp.(a)	342,867	4,090,403

Semiconductors & Semiconductor Equipment – 2.1%
Kulicke & Soffa Industries, Inc.	81,620	4,421,356
MagnaChip Semiconductor Corp.(a)(b)	482,578	9,410,271

		13,831,627

Software – 3.2%
A10 Networks, Inc.	418,400	6,447,544
ACI Worldwide, Inc.(a)	239,340	6,376,017
CommVault Systems, Inc.(a)	136,772	8,344,460

		21,168,021

		57,209,343

Real Estate – 8.5%
Equity Real Estate Investment Trusts (REITs) – 8.5%
Broadstone Net Lease, Inc.	427,400	9,039,510
Cousins Properties, Inc.	172,833	5,971,380
Independence Realty Trust, Inc.	473,019	11,120,677
National Storage Affiliates Trust	105,060	5,510,397
NETSTREIT Corp.(b)	356,600	7,499,298
Physicians Realty Trust	584,346	10,839,618
STAG Industrial, Inc.	216,165	7,198,295

		57,179,175

Energy – 6.2%
Energy Equipment & Services – 3.3%
Cactus, Inc. – Class A	212,440	11,136,105
Helmerich & Payne, Inc.	223,740	11,265,309

		22,401,414

Oil, Gas & Consumable Fuels – 2.9%
Coterra Energy, Inc.	228,192	7,833,831
HF Sinclair Corp.	236,740	11,623,934

		19,457,765

		41,859,179

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 6.0%
Health Care Equipment & Supplies – 1.4%
Integra LifeSciences Holdings Corp.(a)	152,120	$9,528,797

Health Care Providers & Services – 2.9%
Acadia Healthcare Co., Inc.(a)	147,480	10,496,152
MEDNAX, Inc.(a)	472,160	9,122,131

		19,618,283

Health Care Technology – 1.7%
Change Healthcare, Inc.(a)	453,390	10,922,165

		40,069,245

Materials – 4.7%
Chemicals – 2.9%
AdvanSix, Inc.	124,320	5,759,746
HB Fuller Co.	113,330	8,055,496
Innospec, Inc.	54,470	5,557,574

		19,372,816

Metals & Mining – 1.8%
Allegheny Technologies, Inc.(a)	291,560	8,017,900
Carpenter Technology Corp.	110,742	3,901,441

		11,919,341

		31,292,157

Utilities – 2.6%
Electric Utilities – 1.5%
IDACORP, Inc.	94,840	10,339,457

Gas Utilities – 1.1%
Southwest Gas Holdings, Inc.	77,440	7,211,987

		17,551,444

Consumer Staples – 2.5%
Food Products – 2.5%
Hain Celestial Group, Inc. (The)(a)	285,864	7,532,517
Nomad Foods Ltd.(a)	440,859	9,200,727

		16,733,244

Communication Services – 2.1%
Entertainment – 1.0%
IMAX Corp.(a)	388,970	6,736,960

Media – 1.1%
Criteo SA (Sponsored ADR)(a)	277,827	7,201,276

		13,938,236

Total Common Stocks (cost $635,322,200)		661,961,742

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(c)(d)(e) (cost $10,829,624)	10,829,624	$10,829,624

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $646,151,824)		672,791,366

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 0.71%(c)(d)(e) (cost $41)	41	41

Total Investments – 100.4% (cost $646,151,865)		672,791,407
Other assets less liabilities – (0.4)%		(3,002,352)

Net Assets – 100.0%		$669,789,055

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

STATEMENT OF ASSETS & LIABILITIES

May 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $635,322,200)	$661,961,742	(a)
Affiliated issuers (cost $10,829,665—including investment of cash collateral for securities loaned of $41)	10,829,665
Receivable for investment securities sold	827,399
Unaffiliated dividends and interest receivable	784,255
Receivable for capital stock sold	294,244
Affiliated dividends receivable	4,966

Total assets	674,702,271

Liabilities
Payable for investment securities purchased	2,704,068
Payable for capital stock redeemed	1,574,468
Advisory fee payable	424,819
Administrative fee payable	37,994
Distribution fee payable	33,207
Directors’ fees payable	6,495
Transfer Agent fee payable	4,189
Payable for collateral received on securities loaned	41
Accrued expenses	127,935

Total liabilities	4,913,216

Net Assets	$669,789,055

Composition of Net Assets
Capital stock, at par	$4,627
Additional paid-in capital	609,109,151
Distributable earnings	60,675,277

Net Assets	$669,789,055

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$165,615,323	11,541,076	$14.35	*

C	$448,992	33,037	$13.59

Advisor	$503,724,740	34,693,005	$14.52

(a)	Includes securities on loan with a value of $199,824 (see Note E).

*	The maximum offering price per share for Class A shares was $14.99 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,727)	$4,283,429
Affiliated issuers	7,518
Securities lending income	929	$4,291,876

Expenses
Advisory fee (see Note B)	2,711,787
Distribution fee—Class A	218,556
Distribution fee—Class C	2,296
Transfer agency—Class A	37,446
Transfer agency—Class C	116
Transfer agency—Advisor Class	108,185
Custody and accounting	53,598
Administrative	47,074
Registration fees	31,084
Audit and tax	23,186
Legal	17,492
Printing	16,546
Directors’ fees	13,095
Miscellaneous	8,904

Total expenses	3,289,365
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(4,127)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(574)

Net expenses		3,284,664

Net investment income		1,007,212

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		34,131,961
Net change in unrealized appreciation/depreciation of investments		(78,460,421)

Net loss on investment transactions		(44,328,460)

Net Decrease in Net Assets from Operations		$(43,321,248)

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2022 (unaudited)		Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,007,212		$1,776,640
Net realized gain on investment transactions	34,131,961		74,346,666
Net change in unrealized appreciation/depreciation of investments	(78,460,421)		81,278,604
Contributions from Affiliates (see Note B)	– 0	–	131

Net increase (decrease) in net assets from operations	(43,321,248)		157,402,041
Distributions to Shareholders
Class A	(12,622,602)		(473,503)
Class C	(34,142)		– 0	–
Advisor Class	(32,957,133)		(1,526,842)
Capital Stock Transactions
Net increase	124,607,441		96,528,290

Total increase	35,672,316		251,929,986
Net Assets
Beginning of period	634,116,739		382,186,753

End of period	$669,789,055		$634,116,739

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

20 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$661,961,742		$	– 0	–	$	– 0	–	$661,961,742
Short-Term Investments	10,829,624			– 0	–		– 0	–	10,829,624
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	41			– 0	–		– 0	–	41

Total Investments in Securities	672,791,407			– 0	–		– 0	–	672,791,407
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$672,791,407		$	– 0	–	$	– 0	–	$672,791,407

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

22 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2022, there were no such reimbursements. The Expense Caps may not be terminated by the Adviser before February 28, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2022, the reimbursement for such services amounted to $47,074.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $54,291 for the six months ended May 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $64 from the sale of Class A shares and received $0 and $63 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

24 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2022, such waiver amounted to $4,046.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2022 is as follows:

Fund	Market Value 11/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$10,744		$109,541	$109,455	$10,830		$8
Government Money Market Portfolio*	0	**	19,258	19,258	0	**	0	**

Total					$10,830		$8

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended November 30, 2021, the Adviser reimbursed the Fund $131 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. As of November 1, 2021, with respect to Class C shares, payments to the Distributor are voluntarily being limited to .75% of the average daily net assets attributable to Class C shares. For the six months ended May 31, 2022, such waiver amounted to $574. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $389 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder

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NOTES TO FINANCIAL STATEMENTS (continued)

vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$208,868,494		$126,962,360
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$67,688,785
Gross unrealized depreciation	(41,049,243)

Net unrealized appreciation	$26,639,542

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination

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NOTES TO FINANCIAL STATEMENTS (continued)

of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$199,824	$41	$208,151	$517	$412	$81

*	As of May 31, 2022.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021		Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Class A
Shares sold	368,077	1,576,338		$5,711,937	$24,936,636

Shares issued in reinvestment of dividends and distributions	764,816	37,041		12,259,992	464,862

Shares converted from Class C	553	– 0	–	9,130	– 0	–

Shares redeemed	(442,522)	(1,626,498)		(6,757,505)	(25,274,546)

Net increase (decrease)	690,924	(13,119)		$11,223,554	$126,952

Class C
Shares sold	2,899	48,083		$42,240	$718,030

Shares issued in reinvestment of distributions	1,867	– 0	–	28,420	– 0	–

Shares converted to Class A	(580)	– 0	–	(9,130)	– 0	–

Shares redeemed	(1,749)	(42,998)		(26,119)	(678,394)

Net increase	2,437	5,085		$35,411	$39,636

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Advisor Class
Shares sold	8,429,558	10,774,321	$131,587,995	$171,284,372

Shares issued in reinvestment of dividends and distributions	1,726,199	74,467	27,964,424	943,501

Shares redeemed	(2,984,939)	(4,728,066)	(46,203,943)	(75,866,171)

Net increase	7,170,818	6,120,722	$113,348,476	$96,361,702

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the

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NOTES TO FINANCIAL STATEMENTS (continued)

end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$2,000,345		$6,301,788
Net long-term capital gains	– 0	–	4,345,065

Total taxable distributions paid	$2,000,345		$10,646,853

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$40,445,267
Undistributed capital gains	5,168,610	(a)
Unrealized appreciation/(depreciation)	103,996,525	(b)

Total accumulated earnings/(deficit)	$149,610,402

(a)	During the fiscal year, the Fund utilized $28,272,161 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the

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NOTES TO FINANCIAL STATEMENTS (continued)

potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 16.37	$ 11.74	$ 12.40	$ 12.59	$ 14.01	$ 12.65

Income From Investment Operations

Net investment income (loss)(a)(b)	.01	.02	.04	.03	(.01)	(.02)

Net realized and unrealized gain (loss) on investment transactions	(.87)	4.65	(.37)	.43	(.65)	1.45

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.86)	4.67	(.33)	.46	(.66)	1.43

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.04)	(.02)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.15)	– 0	–	(.31)	(.65)	(.76)	(.07)

Total dividends and distributions	(1.16)	(.04)	(.33)	(.65)	(.76)	(.07)

Net asset value, end of period	$ 14.35	$ 16.37	$ 11.74	$ 12.40	$ 12.59	$ 14.01

Total Return

Total investment return based on net asset value(d)	(6.00)%	39.92%	(2.71)%	4.22%	(4.97)%	11.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$165,615	$177,607	$127,581	$163,493	$179,874	$197,908

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.15	%^	1.17%	1.20%	1.20%	1.24%	1.24%

Expenses, before waivers/reimbursements(e)‡	1.15	%^	1.17%	1.21%	1.20%	1.25%	1.25%

Net investment income (loss)(b)	.10	%^	.13%	.40%	.24%	(.07)%	(.18)%

Portfolio turnover rate	19%	50%	48%	40%	42%	36%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 36.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 15.59	$ 11.23	$ 11.93	$ 12.23	$ 13.72	$ 12.48

Income From Investment Operations

Net investment loss(a)(b)	(.03)	(.10)	(.04)	(.06)	(.11)	(.12)

Net realized and unrealized gain (loss) on investment transactions	(.82)	4.46	(.35)	.41	(.62)	1.43

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.85)	4.36	(.39)	.35	(.73)	1.31

Less: Distributions

Distributions from net realized gain on investment transactions	(1.15)	– 0	–	(.31)	(.65)	(.76)	(.07)

Net asset value, end of period	$ 13.59	$ 15.59	$ 11.23	$ 11.93	$ 12.23	$ 13.72

Total Return

Total investment return based on net asset value(d)	(6.25)%	38.82%	(3.41)%	3.40%	(5.62)%	10.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$449	$477	$287	$278	$153	$41

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.66	%^	1.90%	1.97%	1.97%	1.99%	1.99%

Expenses, before waivers/reimbursements(e)‡	1.91	%^	1.92%	1.97%	1.97%	2.00%	2.07%

Net investment loss(b)	(.41	)%^	(.65)%	(.37)%	(.54)%	(.82)%	(.94)%

Portfolio turnover rate	19%	50%	48%	40%	42%	36%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 36.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 16.57	$ 11.88	$ 12.54	$ 12.73	$ 14.12	$ 12.71

Income From Investment Operations

Net investment income(a)(b)	.03	.06	.07	.06	.03	.01

Net realized and unrealized gain (loss) on investment transactions	(.88)	4.70	(.36)	.43	(.66)	1.47

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.85)	4.76	(.29)	.49	(.63)	1.48

Less: Dividends and Distributions

Dividends from net investment income	(.05)	(.07)	(.06)	(.03)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.15)	– 0	–	(.31)	(.65)	(.76)	(.07)

Total dividends and distributions	(1.20)	(.07)	(.37)	(.68)	(.76)	(.07)

Net asset value, end of period	$ 14.52	$ 16.57	$ 11.88	$ 12.54	$ 12.73	$ 14.12

Total Return

Total investment return based on net asset value(d)	(5.88)%	40.26%	(2.42)%	4.41%	(4.70)%	11.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$503,725	$456,033	$254,319	$214,197	$144,136	$73,679

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.90	%^	.92%	.96%	.95%	.99%	.99%

Expenses, before waivers/reimbursements(e)‡	.91	%^	.92%	.96%	.96%	1.00%	1.00%

Net investment income(b)	.36	%^	.38%	.67%	.48%	.20%	.07%

Portfolio turnover rate	19%	50%	48%	40%	42%	36%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 36.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018 and November 30, 2017, such waiver amounted to .01% and .01%, respectively.

^	Annualized.

See notes to financial statements.

36 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol J. McMullen(1) Garry L. Moody(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers

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receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

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sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference

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for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 45

NOTES

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NOTES

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 47

NOTES

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AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0152-0522

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: July 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: July 27, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 27, 2022